THE QUADRA FUNDS

  QUADRA LIMITED MATURITY TREASURY FUND
  QUADRA VALUE EQUITY FUND
  QUADRA GROWTH FUND
  QUADRA INTERNATIONAL EQUITY FUND
  QUADRA OPPORTUNISTIC BOND FUND

FUND INFORMATION,
ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

     QUADRA Capital Partners, L.P.
     270 Congress Street
     Boston, Massachusetts 02210
     617.426.0900
     800.595.9291

                                   PROSPECTUS

                                November 1, 1997

This Prospectus offers shares of the QUADRA Limited Maturity Treasury Fund, QUADRA Value Equity Fund, QUADRA Growth Fund, QUADRA International Equity Fund, and QUADRA Opportunistic Bond Fund (each a "Fund" and collectively the "Funds"). The Funds are each diversified portfolios of Forum Funds (the "Trust"), a registered, open-end, management investment company.

This prospectus contains important information about the Trust, the Funds and their investments, and the services available to their shareholders that a prospective investor should know before investing.

        PLEASE READ THIS PROSPECTUS BEFORE INVESTING IN ANY OF THE FUNDS
                       AND RETAIN IT FOR FUTURE REFERENCE.

The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated November 1, 1997 ("SAI"). It contains more detailed information about the Funds and the Trust and is incorporated into this Prospectus by reference. The SAI is available along with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). To obtain a free copy of the SAI, please call The QUADRA Funds at 800.595.9291.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Funds are described more fully in this prospectus under "Investment Objectives and Policies."

QUADRA LIMITED MATURITY TREASURY FUND seeks a high level of income with maximum credit protection and moderate fluctuation in principal value by investing primarily in a portfolio of U.S. Treasury bills and notes maturing within 5 years.

QUADRA VALUE EQUITY FUND seeks capital appreciation by investing primarily in a diversified portfolio of common and preferred stock and securities convertible into common stock and preferred stock.

QUADRA GROWTH FUND seeks long-term capital appreciation by investing primarily in high quality domestic companies that the investment subadviser believes have superior growth potential.

QUADRA INTERNATIONAL EQUITY FUND seeks long term capital appreciation by investing, directly or indirectly, in companies based outside the United States.

QUADRA OPPORTUNISTIC BOND FUND seeks total return, consistent with prudent investment risk, by investing primarily in a portfolio of domestic and foreign debt securities.

RISK FACTORS AND INVESTMENT CONSIDERATIONS

There can be no assurance that any of the Funds will achieve its investment objective, and each Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in a Fund may be worth more or less than its original value.

All investments made by the Funds entail some risk. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by certain Funds through borrowings or securities lending. For more information about the risks of investing in the Funds, please see "Investment Objectives and Policies," "Additional Investment Practices" and "Appendix A: Investments, Investment Strategies and Risk Considerations."

The QUADRA VALUE EQUITY FUND invests in securities that its investment subadviser believes may be undervalued by the market. The QUADRA GROWTH FUND invests in securities that its investment subadviser believes have superior growth potential. These investment policies entail certain risks in addition to those normally associated with investment in equity securities, such as the potential for a high degree of volatility and price fluctuations in response to stock market movements. See "Investment Objectives and Policies."

The QUADRA INTERNATIONAL EQUITY FUND and the QUADRA OPPORTUNISTIC BOND FUND each invest in the securities of foreign issuers, including issuers domiciled in countries with smaller, emerging capital markets, and may invest a significant portion of their assets in securities denominated in currencies other than U.S. dollars. Investments in such securities involve certain risks not associated with domestic investing, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign laws or restrictions. See "Investment Objectives and Policies Considerations and Risks of Investments in Foreign Securities."

Normally, the value of the investments made by the QUADRA LIMITED MATURITY TREASURY FUND and the QUADRA OPPORTUNISTIC BOND FUND will vary inversely with changes in interest rates. In addition, the QUADRA OPPORTUNISTIC BOND FUND'S investments are subject to "credit risk," which is the risk that an issuer of securities that the Fund holds will become unable to honor its obligation under those securities. The QUADRA OPPORTUNISTIC BOND FUND, however, invests only in investment grade securities (those rated in the top four grades by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's). See "Investment Objectives and Policies."

For information regarding the experience of the investment advisers of the Funds with respect to the management of investment companies, see "Management - Investment Advisory Services."

MANAGEMENT

INVESTMENT ADVISER. QUADRA Capital Partners, L.P. ("Quadra" or the "Adviser"), is each Fund's investment adviser. Quadra is responsible for, among other things, developing and reviewing the investment strategies and policies of each Fund. See "Management - Investment Advisory Services."

INVESTMENT SUBADVISERS. To assist it in carrying out its responsibilities, the Adviser has retained the following subadvisers ("Subadvisers") to render advisory services and make daily investment decisions for each Fund:

* The portfolio of the QUADRA LIMITED MATURITY TREASURY FUND is managed by Anhalt/O'Connell, Inc.

* The portfolio of the QUADRA VALUE EQUITY FUND is managed by Carl Domino Associates, L.P.

* The portfolio of the QUADRA GROWTH FUND is managed by Smith Asset Management Group, L.P.

* The portfolio of the QUADRA INTERNATIONAL EQUITY FUND is managed by McDonald Investment Management, Inc.

* The portfolio of the QUADRA OPPORTUNISTIC BOND FUND is managed by LM Capital Management, Inc.

Quadra is also responsible for monitoring the investments and the performance of the Subadviser on behalf of each of the Funds. Quadra and the Subadvisers may be referred to herein as the "Advisers." See "Management Investment Advisory Services."

ADMINISTRATOR AND DISTRIBUTOR. Forum Financial Services, Inc. is the distributor of each Fund's shares. Its affiliate, Forum Administrative Services LLC, is each Fund's administrator. See "Management - Administrator and Distributor."

PURCHASES AND REDEMPTIONS

Shares of the Funds are offered to investors without any sales charge. The minimum initial investment is $100,000. The Trust reserves the right to waive the minimum investment requirement. There is no minimum for subsequent investments.

Shares may be purchased or redeemed on days that the New York Stock Exchange is open for trading, normally weekdays except customary business holidays and Good Friday ("Fund Business Day"). Purchase and redemption orders are accepted by the transfer agent between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. See "Purchases and Redemptions of Shares."

EXCHANGE PRIVILEGES

Shareholders of a Fund may exchange their shares without charge for shares of any other Quadra Fund or Daily Assets Cash Fund, a money market fund of the Trust offered by a separate prospectus. See "Purchases and Redemptions of Shares
- Exchanges."

DIVIDENDS

The Funds distribute substantially all of their net investment income and capital gains, if any, to shareholders each year. Dividends and distributions are reinvested in additional shares of the Fund unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

QUADRA VALUE EQUITY FUND, QUADRA GROWTH FUND AND QUADRA INTERNATIONAL EQUITY FUND. Dividends representing the net investment income of the Funds are declared and paid at least annually. Net capital gains realized by the Funds, if any, also will be distributed annually.

QUADRA LIMITED MATURITY TREASURY FUND AND QUADRA OPPORTUNISTIC BOND FUND. Dividends representing the net investment income of the Funds are declared daily and paid monthly.

EXPENSES OF INVESTING IN THE FUND

The following table should help you understand the various costs and expenses that you will bear directly or indirectly if you invest in the Fund. Total operating expenses are estimated and are based on expenses to be incurred by the Funds for the fiscal year ending March 31, 1998.

                        SHAREHOLDER TRANSACTION EXPENSES
                            (APPLICABLE TO EACH FUND)

Maximum Sales Load Imposed on Purchases.....................................None
Maximum Sales Load Imposed on Reinvested Dividends..........................None
Deferred Sales Load.........................................................None
Redemption Fees.............................................................None
Exchange Fees...............................................................None


                         ANNUAL FUND OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                         Quadra           Quadra                      Quadra           Quadra
                                    Limited Maturity      Value       Quadra        International  Opportunistic
                                        Treasury          Equity      Growth          Equity            Bond
                                        --------          ------      ------          ------            ----

Advisory Fees (after fee waivers)(1).......0.25%           0.80%        0.80%           1.05%           0.50%
12b-1 Fees................................ None             None        None            None             None
Other Expenses (after
   expense reimbursements)(2)..............0.20%           0.20%        0.20%           0.20%           0.20%
                                           -----           -----        -----           -----           -----

Total Fund Operating Expenses
   (after fee waivers and
   expense reimbursements)(3)..............0.45%           1.00%        1.00%           1.25%           0.70%


     (1) The contractual Advisory Fees are 0.45% for the Quadra Limited Maturity Treasury Fund, 1.00% for the Quadra Value Equity Fund, 1.00% for the Quadra Growth Fund, 1.25% for the Quadra International Equity Fund, and 0.70% for the Quadra Opportunistic Bond Fund. Until May 1, 1998, however, the Adviser has agreed to waive its fees and/or reimburse each Fund's expenses in order to cap each Fund's expenses at the amount of Total Operating Expenses stated above.

     (2) Absent estimated expense reimbursements, Other Expenses for Quadra Limited Maturity Treasury Fund, Quadra Value Equity Fund, Quadra Growth Fund, Quadra International Equity Fund and Quadra Opportunistic Bond Fund would be 0.25% with respect to each Fund.

     (3) Absent estimated expense reimbursements and fee waivers, Total Fund Operating Expenses for Quadra Limited Maturity Fund, Quadra Value Equity Fund, Quadra Growth Fund, Quadra International Equity Fund, and Quadra Opportunistic Bond Fund, respectively, would be 0.70%, 1.25%, 1.25%, 1.50% and 0.95%. For a further description of the various costs and expenses incurred in the Funds' operation, See "Management."

EXAMPLE

The following is an example of the expenses you would pay on a hypothetical $1,000 investment, assuming a 5% annual return, the reinvestment of all dividends and distributions and redemption at the end of each period. The Example is based on the expenses listed in the table.

                                                        ONE YEAR     THREE YEARS
                                                        --------     -----------

Quadra Limited Maturity Treasury Fund........................$5          $15
Quadra Value Equity Fund.....................................10           32
Quadra Growth Fund...........................................10           32
Quadra International Equity Fund.............................13           40
Quadra Opportunistic Bond Fund................................7           22

The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation. This example should not be considered a representation of past or future expenses or return; actual expenses or return may be more or less than these examples.

FINANCIAL HIGHLIGHTS

The following tables represent selected data for a single outstanding share of each Fund for the periods shown. Information for Quadra Limited Maturity Treasury Fund, for the period ended March 31, 1997, has been audited in connection with an audit of the Fund's financial statements by Coopers & Lybrand L.L.P., independent accountants. The Fund's financial statements and independent auditors' report thereon are contained in the Fund's Annual Report and are incorporated by reference into the SAI. Further information about the Quadra Limited Maturity Treasury Fund's performance is contained in the Fund's Annual Report to shareholders, which may be obtained from the Trust without charge. Information for Quadra Limited Maturity Treasury Fund, Quadra Value Equity Fund, Quadra International Equity Fund and Quadra Opportunistic Bond Fund for the period ended September 30, 1997 is unaudited. The financial statements for these Funds are contained in the Funds' Semi-Annual Report and are set forth in Appendix B to the SAI a copy of which may be obtained from the Trust without charge.

                                                   Quadra                Quadra           Quadra           Quadra
                                              Limited Maturity            Value         International   Opportunistic
                                                Treasury Fund          Equity Fund      Equity Fund       Bond Fund
                                           ------------------------    ------------     ------------    --------------

                                             Period       Year           Period          Period            Period
                                             Ended        Ended           Ended          Ended             Ended
                                           September      March 31,     September      September         September
                                          30, 1997(a)      1997(a)     30, 1997(a)    30, 1997(a)       30, 1997(a)
                                          -------------   -----------  ------------   -------------     -------------
Net Asset Value, Beginning  of Period        $9.98          $10.00        $10.00        $10.00             $10.00
                                           -----------    -----------   -----------    ----------        -----------
Investment Operations:
     Net Investment Income (Loss)             0.29           0.08          0.11          0.07               0.28
     Net Realized and Unrealized
       Gain (Loss) on Investments             0.00          (0.02)         2.47          1.07               0.16
                                           -----------    -----------   -----------    ----------        -----------
Total from Investment Operations              0.29           0.06          2.58          1.14               0.44
                                           -----------    -----------   -----------    ----------        -----------
Distributions From:
     Net Investment Income                   (0.26)         (0.08)          -              -               (0.28)
Total                                        (0.26)         (0.08)          -              -               (0.28)
Distributions
                                           -----------    -----------   -----------    ----------        -----------
Net Asset Value, End of Period               $10.01         $9.98         $12.58        $11.14             $10.16
                                           ===========    ===========   ===========    ==========        ===========

Total Return                                 2.90%          0.63%         25.80%        11.40%             4.39%

Ratio/Supplementary Data:
Net Assets at End of Period (000's            $537           $847          $573          $382               $302
omitted)
Ratios to Average Net Assets:
    Expenses Including                      0.45%(b)       0.45%(b)      1.00%(b)      1.25%(b)           0.70%(b)
Reimbursement/Waiver
    Expenses Excluding                     25.56%(b)      70.40%(b)     31.79%(b)      44.18%(b)         49.73%(b)
Reimbursement/Waiver
    Net Investment Income (Loss)
       Including Reimbursement/Waiver       5.12%(b)       4.74%(b)      2.35%(b)      1.32%(b)           5.49%(b)
Portfolio Turnover Rate                      44.03%           0%          49.79%        26.57%               0%

(a) Quadra Limited Maturity Treasury Fund commenced operations on January 28, 1997. Quadra Value Equity Fund, Quadra International Equity Fund and Quadra Opportunistic Bond Fund commenced operations on April 2, 1997.

(b) Annualized.

INVESTMENT OBJECTIVES AND POLICIES

QUADRA LIMITED MATURITY TREASURY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek a high level of income with maximum credit protection and moderate fluctuation in principal value. There can be no assurance, of course, that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. Treasury bills and notes maturing within 5 years. Under normal circumstances, the Fund intends to invest at least 65% of its assets in U.S. Treasury bills and notes. The Fund may invest up to 35% of its assets in other U.S. government securities issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. The Fund also may invest in U.S. government securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. For a further description of the Fund's investment policies see "Additional Investment Practices" and "Appendix
A: Investments, Investment Strategies and Risk Considerations" below.

INVESTMENT CONSIDERATIONS AND RISKS. The Fund's yield and share price change daily in response to changes in interest rates and market conditions and other economic and political events. In general, the value of the Fund's investments will rise when interest rates fall, and vice versa. The Fund will restrict its portfolio maturity and duration in order to limit its exposure to this interest rate risk. The Fund may also employ various investment techniques to hedge a portion of its risk; there is no guarantee that these strategies will work as intended. Neither the Fund's share price nor its yield is guaranteed by the United States Government.

QUADRA VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek capital appreciation. There can be no assurance, of course, that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities, including common and preferred stock and securities convertible into common and preferred stock. The Fund normally will have at least 65% of its total assets invested in common stock and securities convertible into common stock. The Fund intends to invest principally in the equity securities of companies that the Subadviser believes are undervalued in comparison to similar companies. To identify these companies, the Subadviser will employ a number of valuation measures, including but not limited to, an analysis of price/earnings ratios, price/book ratios, dividend yield and measure of current profitability. The Fund also may invest in warrants and the obligations of financial institutions and purchase securities on a when-issued or forward commitment basis. The Fund may purchase and sell futures contracts and options on futures contracts. For a further description of the Fund's investment policies, see "Additional Investment Practices" below and "Appendix A: Investments, Investment Strategies and Risk Considerations" which is attached to this Prospectus.

INVESTMENT CONSIDERATIONS AND RISKS. The market price of the equity securities in which the Fund invests may change rapidly in response to many factors, including the market's perception of the value of those securities. Because the Subadviser seeks to invest in companies whose fundamental attributes, in the Subadviser's opinion, have not been fully recognized by the investment community, the Fund's portfolio may exhibit a high degree of volatility or price fluctuation when compared to market averages.

An investment in the Fund is not by itself a complete or balanced investment program. Nevertheless, the securities in which the Fund invests may be an important part of an investor's portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the Fund's net asset value. Investors in the Fund should be willing to accept the risks associated with investments in the stock market and should consider an investment in the Fund only as a part of their overall investment portfolio.

QUADRA GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek long-term capital appreciation. There can be no assurance, of course, that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective through investment primarily in the common stock of high-quality domestic companies that the subadviser believes have superior growth potential. The Fund normally will have at least 65% of its total assets invested in common stock and securities convertible into common stock. The Subadviser seeks to identify growth companies that it believes will report a level of corporate earnings that exceeds the level expected by investment analysts and whose growth potential is, in the Subadviser's opinion, generally unrecognized or misperceived by the market. In searching for these companies, the Subadviser uses both quantitative and fundamental analysis. The Subadviser emphasizes earnings estimate changes of investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company in its analysis. The Subadviser uses a variety of valuation measures to determine whether the share price already reflects positive fundamentals. The Subadviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality and valuation and to the extent possible, gives equal weighting to portfolio securities. The Fund may invest in preferred stock and convertible debt securities and in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers.

INVESTMENT CONSIDERATIONS AND RISKS. The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of the issuer or other objective measure of a company's worth.

QUADRA INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek long-term capital appreciation. There can be no assurance, of course, that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to achieve its objective through investment in securities markets outside the United States. The Fund will normally invest at least 65% of its total assets in equity securities of companies domiciled outside the United States. The Fund may also invest in the securities of closed-end investment companies investing primarily in foreign securities and in debt obligations of foreign governments, international organizations and foreign corporations. The Fund invests in the securities of issuers in countries with developed markets and countries with developing or emerging markets. The Fund considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not in this category include Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Iceland, Luxembourg and Switzerland. In addition, as used in this Prospectus, developing market equity securities means (i) equity securities of companies for which the principal securities trading market is a developing market country, as defined above, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in developing market countries or sales made in developing market countries or (iii) equity securities of companies organized under the laws of, and with a principal office in, a developing market country. The Fund will consider the closed-end investment companies in which it invests to be located in the country or countries in which those companies primarily invest.

The Fund's investments will include common and preferred stock, convertible securities, American Depository Receipts and European Depository Receipts. The Fund may also invest in U.S. Government Securities, financial institution obligations, when-issued securities and forward commitments and may purchase and sell futures contracts and options on futures contracts. For a further description of the Fund's investment policies see "Additional Investment Practices" below and "Appendix A: Investments, Investment Strategies and Risk Considerations" which is attached to this Prospectus.

To the extent that the Fund invests a portion of its assets in a particular region of the world, an investment in the Fund will be subject to certain risks since the economies and markets in a region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

The Fund does not currently intend to invest more than 25% of its total assets in issuers located in any one country, except for Japan. To the extent it invests in issuers located in one country, the Fund is susceptible to factors adversely affecting that country. See "Investment Objectives and Policies - Considerations and Risks of Investments in Foreign Securities."

The Fund may acquire emerging market securities that are denominated in currencies other than the currency of the country of the issuer. However, the Fund limits the amount of its total assets that may be denominated in one currency (other than the U.S. dollar) to 25%.

In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Fund's subadviser will seek out attractive investment opportunities in these countries.

INVESTMENT CONSIDERATIONS AND RISKS. Investments in issuers located in countries with smaller, emerging capital markets, involve certain risks not associated with domestic investing, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. An investment in the Fund is not by itself a complete or balanced investment program. Because international investments generally involve risks in addition to those risks associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not as a complete investment program. Nevertheless, an investment in international equity securities may be an important part of an investor's portfolio, particularly for long-term investors able to tolerate short-term fluctuation in the Fund's net asset value. See "Investment Objectives and Policies - Considerations and Risks of Investments in Foreign Securities."

QUADRA OPPORTUNISTIC BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks total return consistent with prudent investment risk. There can be no assurance, of course, that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing primarily in a portfolio consisting of investment grade debt securities. The Fund will normally invest at least 65% of its total assets in such securities. The Fund pursues opportunities for increased returns by selecting securities on the basis of their capital appreciation as well as current income potential. The Fund invests in a diversified portfolio of fixed- and variable-rate U.S. dollar and non-dollar denominated fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others. The Fund also may purchase asset-based securities, participation interests, zero-coupon securities, inverse floaters, when-issued securities, forward commitments and engage in dollar roll transactions and swap agreements. For a further description of the Fund's investment policies see "Additional Investment Practices" below and "Appendix A: Investments; Investment Techniques and Risk Considerations."

The Fund may invest any amount of its assets in U.S. Government Securities. The Fund may not, however, invest more than 30 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

The Fund may invest in investment grade debt securities or unrated securities determined by the Subadviser to be of equivalent quality. Investment grade securities are securities that are rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories assigned by a NRSRO or which are unrated and determined by the Subadviser to be of comparable quality. The Fund may also invest in investment grade securities of financial institutions and corporations. See "Additional Investment Practices - Rating Matters" below. The Fund may invest up to 10 percent of its total assets in participation interests purchased from financial institutions in loans or securities in which the Fund may invest directly.

The Fund may also invest up to 30 percent of its total assets in the following instruments that the Subadviser believes do not present undue risk: (i) U.S. dollar denominated and non-U.S. dollar denominated instruments issued or guaranteed by governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities, and (ii) debt obligations of foreign corporations. The Fund will invest only in U.S. dollar denominated instruments of emerging market issuers, and will limit its investments in emerging market issuers to 20 percent of its total assets. Emerging market countries are defined above with respect to Quadra International Equity Fund. In addition, the Fund may invest up to 10 percent of its total assets in securities denominated in Canadian dollars.

The Fund invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 50 years. Under normal circumstances, the Fund's portfolio of securities will have an average dollar-weighted portfolio maturity between 3 and 7 years and a duration between 3 and 5 years. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, is less than the security's stated maturity.

The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid, high-grade debt instruments with a value at all times sufficient to cover the Fund's obligations under the option. See "Appendix A: Investments, Investment Strategies and Risk Considerations" which is attached to this Prospectus.

INVESTMENT CONSIDERATIONS AND RISKS. In general, the value of the Fund's investments will rise when interest rates fall, and vice versa. The Fund will restrict its portfolio maturity and duration in order to limit its exposure to this interest rate risk. Although the Fund may also employ various investment techniques to hedge against certain risks, there is no guarantee that these strategies will work as intended.

In addition to exposure to changes in interest rates, the Fund is subject to the risk that the issuers of securities in the Fund's portfolio will become unable to honor their obligations under the debt instruments held by the Fund. This risk exists even though the Fund may only invest in investment grade securities (those rated in the top four grades by a NRSRO).

The Fund's investments in the securities of issuers located in foreign countries may also involve certain risks, such as the possible imposition of exchange controls or other foreign governments' laws or restrictions. Because the Fund may invest up to 30% of its total assets in instruments denominated in currencies other than U.S. dollars, the Fund is subject to the risk that fluctuations in the exchanges rates between the U.S. dollar and foreign currencies may negatively affect its investments. In addition, income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar will reduce the dollars available to make a distribution. Similarly, if the exchange rate declines between the time after the Fund's income has been earned and computed in U.S. dollars and the time it is paid, or between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may have to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. See "Investment Objectives and Policies Considerations and Risks of Investments in Foreign Securities."

CONSIDERATIONS AND RISKS OF INVESTMENTS IN FOREIGN SECURITIES.

GENERAL. The Quadra International Equity Fund and the Quadra Opportunistic Bond Fund may both invest in securities of foreign issuers, including issuers located in countries with smaller, emerging capital markets. Investments in foreign securities involve certain risks not associated with domestic investing, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because international investments generally involve risks in addition to those risks associated with investments in the United States, the Funds should be considered only as vehicles for international diversification and not as complete investment programs. Nevertheless, an investment in international securities may be an important part of an investor's portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the Funds' net asset value.

POLITICAL AND ECONOMIC RISKS. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, nationalization, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as economic growth rates, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. Certain foreign investments may also be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.

Certain emerging market countries may restrict investment by foreign entities. For example, some of these countries may limit the size of foreign investment in certain issuers, require prior approval of foreign investment by the government, impose additional tax on foreign investors or limit foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to price or convertibility, for example) than classes available to domiciliaries of the country. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund.

Substantial limitations may also exist in certain countries with respect to a foreign investor's ability to repatriate investment income, capital or the proceeds of sales of securities. The Portfolio could be adversely affected by delays in, or refusals to grant, any required governmental approvals for repatriation of capital. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved.

FINANCIAL INFORMATION AND STANDARDS AND REGULATION OF ISSUERS. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Often, available information about issuers and their securities is less extensive, and, in certain circumstances, substantially less extensive in foreign markets, and particularly emerging market countries, than in the United States. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

REGULATION AND LIQUIDITY OF MARKETS. Government supervision and regulation of exchanges and brokers in emerging market countries is frequently less extensive than in the United States. Therefore, there is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates. These markets may have different clearance and settlement procedures. Securities settlements may, in some instances, be subject to delays and related administrative uncertainties. In certain cases, settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could adversely affect or interrupt the Fund's intended investment program or result in investment losses due to intervening declines in security values.

The securities markets of many foreign countries, including emerging market countries, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities traded in such markets may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These foreign markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Furthermore, reduced secondary market liquidity may make it more difficult for the Fund to determine the value of its portfolio securities or dispose of particular instruments when necessary. Brokerage commissions and other transaction costs on and off of foreign securities exchanges are generally higher as well.

CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Quadra International Equity Fund and Quadra Opportunistic Bond Fund will invest in non-U.S. dollar denominated securities, changes in foreign currency exchange rates will affect the value of each Fund's investments. A decline in the value of currencies in which a Fund's investments are denominated against the U.S. dollar will result in a corresponding decline in the dollar value of its assets. This risk tends to be heightened in the case of investing in certain emerging market countries. For example, some currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of such currencies periodically. Some emerging market countries may also have managed currencies which do not freely float against the U.S. dollar. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Each Fund may enter into foreign currency forward contracts to purchase or sell foreign currencies in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Fund due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of such currency rise. See "Appendix A: Investments, Investment Techniques and Risk Considerations - Foreign Exchange Contracts and Foreign Currency Forward Contracts."

INFLATION. Several emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may have very negative effects on the economies and securities markets of certain emerging market countries. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.

GEOGRAPHIC CONCENTRATION. To the extent a Fund invests in issuers located in one country, it is susceptible to factors adversely affecting that country. In particular, these factors may include the political and economic developments and foreign exchange rate fluctuations discussed above. The Quadra International Equity Fund currently does not intend to invest more than 25% of its total assets in issuers located in any one country, except for Japan. As a result of investing substantially in one country, the value of a Fund's assets may fluctuate more widely than the value of shares of a comparable Fund having a lesser degree of geographic concentration.

INVESTMENT IN JAPANESE ISSUERS. Investments by the Quadra International Equity Fund in securities of Japanese issuers involve certain considerations in addition to those associated with investment in securities of U.S. issuers. Such risks include, but are not limited to political instability, economic factors and currency fluctuations.

Japan's government has seen several collapses of its ruling coalitions since 1993. Since the October 20, 1996 election, however, the Liberal Democratic Party, while not in the majority, has achieved enough support to return Japan to a single-party government for the first time since 1993. Japan has consistently recorded large account trade surpluses with the U.S., causing difficulties in the relations between the two countries. Although Japan and the U.S. have agreed in principle to increase Japanese imports of American automobiles and automotive parts, the likelihood remains that friction between the U.S. and Japan will continue in the immediate future. Japan's banking industry continues to be affected by the past lending and borrowing excesses of its financial sector and declining values of real estate. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has fallen from its post-World War II high (in April 1995) against the U.S. dollar. For further information see "Investment Policies - Certain Information Concerning Japan" in the SAI.

ADDITIONAL INVESTMENT PRACTICES

All investment policies of a Fund that are designated as fundamental, and each Fund's investment objective, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67 percent of the shares of the Fund present or represented at a shareholders' meeting at which the holders of more than 50 percent of the shares are present or represented, or more than 50 percent of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval. The investments and investment techniques identified in this prospectus, and their associated risks are described in more detail in "Appendix A: Investments, Investment Strategies and Risk Considerations" which is attached to this prospectus. Also, the Funds' investment policies, including additional fundamental policies, are further described in the SAI.

DIVERSIFICATION. Each Fund is "diversified" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a fundamental policy, with respect to 75 percent of its assets, no Fund may purchase a security (other than a U.S. Government Security) if, as a result, (i) more than 5 percent of the Fund's total assets would be invested in the securities of a single issuer or (ii) the Fund would own more than 10 percent of the outstanding voting securities of any single issuer. Each Fund reserves the right to invest all or a portion of its assets in one or more of the open-end investment companies. See "Additional Investment Practices - Core and Gateway."

CONCENTRATION. Each Fund is prohibited from concentrating its assets in the securities of issuers in any single industry. As a fundamental policy, no Fund may purchase securities if, immediately after the purchase, more than 25 percent of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, foreign government securities, repurchase agreements covering U.S. Government Securities or investment company securities.

ILLIQUID SECURITIES. No Fund may knowingly acquire securities if, as a result, more than 15 percent of the Fund's net assets taken at current value would be invested in securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities, including repurchase agreements maturing in more than seven days.

BORROWING AND LENDING. As a fundamental policy, each Fund may borrow money from banks or by entering into reverse repurchase agreements, but the Funds will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing). Borrowing for other than temporary or emergency purposes or meeting redemption requests is limited to 5 percent of the value of each Fund's total assets. When a Fund establishes a segregated account to limit the amount of leveraging of the Fund with respect to certain investment techniques, the Fund does not treat those techniques as involving borrowings (although they may have characteristics and risks similar to borrowings and result in the Fund's assets being leveraged). See "Appendix A:
Investments, Investment Strategies and Risk Considerations - Borrowing" and " - Techniques Involving Leverage." As a fundamental policy, no Fund may make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments for the Fund.

SHORT SALES. The Funds may not enter into short sales of securities except short sales "against the box." In a short sale against the box, a Fund sells securities it owns or has the right to acquire at no additional cost. The Fund does not immediately deliver the securities sold, however. The seller is said to have a short position in the securities sold until it delivers the securities, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Subadviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In certain cases, future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. The Fund's ability to enter into short sales transactions is limited by certain tax requirements. Under recently enacted legislation, if a Fund has unrealized gain with respect to a long position and enters into a short sale against the box, the Fund generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. See "Dividends, Distributions and Taxes" in the SAI.

TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest all or any portion of their assets in cash or in cash equivalents, including (i) short-term U.S. Government Securities, (ii) prime quality short-term instruments of commercial banks, (iii) prime quality commercial paper, (iv) repurchase agreements with banks and broker-dealers covering any of the securities in which the Fund may invest directly and (v) shares of money market mutual funds. Prime quality refers to the two highest short-term ratings of a nationally recognized statistical rating organization. During periods when and to the extent that a Fund has assumed a temporary defensive position, it will not be pursuing its investment objective. The Funds may from time to time maintain investments in cash and cash equivalents pending investment in securities. The Quadra International Equity Fund may hold cash and bank instruments denominated in any major foreign currency.

COMMON INVESTMENT TECHNIQUES. Each of the Funds may purchase U.S. Government Securities and enter into repurchase agreements (for reasons other than temporary defensive purposes) and reverse repurchase agreements, may lend their portfolio securities and may purchase portfolio securities on a when-issued or forward commitment basis. It is currently anticipated that the Quadra Value Equity Fund, Quadra Growth Fund and Quadra International Equity Fund (the "Equity Funds") will not enter into reverse repurchase agreements or purchase portfolio securities on a when-issued or forward commitment basis to any significant extent. See "Appendix A: Investments, Investment Strategies and Risk Considerations."

FIXED INCOME SECURITIES AND THEIR CHARACTERISTICS. Investments by the Quadra Limited Maturity Treasury Fund and the Quadra Opportunistic Bond Fund (the "Fixed Income Funds") in U.S. Government and investment grade fixed income securities, including money market instruments, are subject to risk even if all fixed income securities in the Funds' portfolios are paid in full at maturity. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

The market value of the interest-bearing debt securities held by the Fixed Income Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The Quadra Opportunistic Bond Fund may also invest in fixed income securities issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development. To the extent otherwise permitted, the Fund may invest in these securities if the Subadviser believes that the securities do not present risks inconsistent with the Fund's investment objective.

RATING MATTERS. The Quadra Opportunistic Bond Fund also may purchase unrated securities if the Subadviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. The Fund may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by the Subadviser to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if the Subadviser determines that retaining the security is in the best interests of the Fund.

The Quadra Opportunistic Bond Fund's investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that the Funds hold. To limit credit risk, the Fund's investments in rated securities are limited to securities that are investment grade - rated by a NRSRO in the top four long-term investment grades or in the top two short-term investment grades. Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's Investor Service ("Moody's") and BBB in the case of Standard & Poor's ("S&P") and Fitch Investors Service, L.P. ("Fitch"); the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the cases of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. A further description of the rating categories of certain NRSROs is contained in the SAI. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics, and issuers whose securities are rated in the lowest investment grade are more likely to have a weakened capacity to make principal and interest payments due to changes in economic conditions or other circumstances than is the case with issuers of higher grade bonds.

VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Quadra Opportunistic Bond Fund invests may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similarly to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by the Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates
(sometimes referred to as inverse floaters). For example, upon reset, the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's, and thus the Fund's, yield, it may also increase the volatility of the security's market value.

There may not be an active secondary market for any particular floating or variable rate instrument; this could make it difficult for the Fund to dispose of the instrument during periods of market volatility or economic uncertainty or if the issuer's credit became impaired at a time when the Fund was not entitled to exercise any demand rights it might have. The Fund could, for this or other reasons, suffer a loss with respect to the instrument. The Subadviser monitors the liquidity of the Fund's investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist at any time.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when Subadviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Subadviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Subadviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

CORE AND GATEWAY(R)-. Notwithstanding the other investment policies of the Funds, each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. Upon future action by the Board of Trustees and notice to shareholders, a Fund may convert to this structure. As a result, the Fund would hold as its only investment, shares of another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS. The Subadvisers place orders for the purchase and sale of assets they manage with brokers and dealers that they select. The Subadvisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when the Subadviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on United States securities exchanges.

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Tax rules applicable to short-term trading may affect the timing of a Fund's portfolio transactions or its ability to realize short-term trading profits or establish short-term positions. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. For the fiscal year ending March 31, 1998, the estimated portfolio turnover rate for Quadra Growth Fund is not expected to exceed 100%.

MANAGEMENT

The business of the Trust and the Funds is managed under the direction of the Board. The Board formulates the general policies of the Funds and meets periodically to review each Fund's performance, monitor its investment activities and practices, and discuss other matters affecting the Funds and the Trust. Additional information regarding the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management - Trustees and Officers."

INVESTMENT ADVISORY SERVICES

THE ADVISER

QUADRA CAPITAL PARTNERS, L.P. located at 270 Congress Street, Boston, Massachusetts 02210, serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. Subject to the general control of the Board, the Adviser is responsible for, among other things, developing a continuing investment program for each Fund in accordance with its investment objective and reviewing the investment strategies and policies of each Fund.

Quadra has entered into investment sub-advisory agreements with the Subadvisers to exercise investment discretion over the assets (or a portion of assets) of each Fund.

For its services under the Investment Advisory Agreement, Quadra receives, with respect to the Quadra Limited Maturity Treasury Fund a fee at an annual rate of
0.45 percent of that Fund's average daily net assets; with respect to the Quadra Value Equity Fund a fee at an annual rate of 1.00 percent of that Fund's average daily net assets; with respect to the Quadra Growth Fund, a fee at an annual rate of 1.00 percent of that Fund's average daily net assets; with respect to the Quadra International Equity Fund a fee at an annual rate of 1.25 percent of that Fund's average daily net assets; and, with respect to the Quadra Opportunistic Bond Fund a fee at an annual rate of 0.70 percent of that Fund's average daily net assets.

Quadra is a limited partnership organized under the laws of the State of Delaware on September 8, 1995, and is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The general partner of Quadra is Quadra Capital Partners, Inc., ("General Partner") a Delaware Corporation. The business address of the General Partner is 270 Congress Street, Boston, Massachusetts 02210. As a new entity, Quadra has no previous experience managing an investment company. The managing partners of Quadra have significant experience, however, in the formation and management of trust and investment management entities including registered investment companies, registered investment advisers, and a commingled fund of funds.

Ms. Eileen Delasandro is a founder and Chief Executive Officer of Quadra. She has over twenty years' experience in the institutional investment management industry. Prior to founding Quadra, she was a Partner and Chief Operating Officer at Nicholas-Applegate Capital Management, L.P. Ms. Delasandro has completed the National Association of Securities Dealers' ("NASD") Series 2, 3, 7, 63 and 65 examinations. Mr. Donald Levi is a founder and Chief Operating Officer of Quadra. He has over thirty years' experience in the banking and trust industries. Prior to founding Quadra, he was founder and Chief Executive Officer of Western Trust Services. Mr. Howard Stevenson is a founder and Chairman of Quadra. He is also the Sarofim-Rock Professor at Harvard Business School, where he has taught for over twenty-five years, and is co-chairman of the Baupost Group, a private registered investment adviser, which he co-founded. Mr. Philip Hamilton is Director of Strategic Planning at Quadra. Prior to joining Quadra, he was Senior Researcher in Finance at Harvard Business School. He serves as compliance officer for the firm. Mr. Hamilton has completed the NASD's Series 6, 26 and 63 examinations.

SUBADVISERS

To assist it in carrying out its responsibilities under the Investment Advisory Agreement, Quadra has retained the Subadvisers to render advisory services and make daily investment decisions for each Fund. Quadra makes recommendations to the Trust's Board of Trustees regarding the selection and retention of these Subadvisers. On an ongoing basis, Quadra evaluates the Subadvisers and reports to the Board concerning their investment results. Quadra also reviews the investments made for the Funds by the Subadvisers to see that they comply with the Funds' investment objectives, policies and restrictions.

The following Subadvisers and individuals are primarily responsible for the day-to-day management of the Funds:

ANHALT/O'CONNELL INC. ("Anhalt/O'Connell"), 345 South Figueroa Street, Los Angeles, California 90071, manages the portfolio of the QUADRA LIMITED MATURITY TREASURY FUND. Anhalt/O'Connell is a corporation organized under the laws of the State of California, and is registered as an investment adviser under the Advisers Act. It was organized in 1975. Anhalt/O'Connell presently manages approximately $800 million for retirement funds and other institutions. Mr. Paul Anhalt and Mr. Michael O'Connell are the founders of Anhalt/O'Connell. Prior to founding Anhalt/O'Connell, Mr. Anhalt was a Portfolio Manager/ Economist with Trust Company of the West. Mr. Anhalt holds a Master's Degree in Finance from the University of Minnesota. Mr. O'Connell was a Vice President of Laird & Company. He holds a Master's Degree in Business Administration from Harvard Business School.

CARL DOMINO ASSOCIATES, L.P., ("CDA"), 580 Village Boulevard, West Palm Beach, Florida 33409, manages the portfolio of the QUADRA VALUE EQUITY FUND. CDA is a limited partnership organized under the laws of the State of Delaware, and is registered as an investment adviser under the Advisers Act. It presently manages over $1 billion in assets for colleges and universities, retirement funds, state and local governments, investment companies and other institutions. Mr. Carl Domino, CFA, founded CDA in 1987 and is presently Managing Partner and Senior Portfolio Manager of CDA. Mr. Domino has over twenty-five years' equity investment experience. Prior to that, Mr. Domino was Senior Portfolio Manager/Chairman of the Investment Strategy Committee at Delaware Management Company. Mr. Domino holds a Master's Degree in Business Administration from Harvard Business School. Mr. Paul Scoville, is a Senior Equity Portfolio Manager at CDA. He has over twenty-seven years' equity investment experience. Prior to joining CDA, Mr. Scoville was Managing Director and Senior Portfolio Manager at Criterion Investment Management. He holds a Law Degree from Emory University. Mr. Stephen Kent, Jr., CFA, is a Senior Portfolio Manager at CDA. He has over twenty-six years' investment experience, prior to joining CDA, Mr. Kent was a Portfolio Manager with George D. Bjurman & Associates in Los Angeles. Mr. Kent holds a degree from Washington & Lee University. Mr. David Roberts is a Research Analyst at CDA. He joined the firm in 1996 following his graduate studies in Business Administration at Vanderbilt University. Mr. Roberts is a Chartered Financial Analyst candidate.

SMITH ASSET MANAGEMENT GROUP, L.P. ("Smith Group"), 500 Crescent Court, Suite 250, Dallas, Texas 75201 manages the portfolio of the QUADRA GROWTH FUND. Smith Group is a limited partnership organized under the laws of the State of Texas and is a registered investment adviser under the Advisers Act. It presently manages over $600 million in assets in a disciplined equity style for company retirement plans, foundations, endowments, trust companies, and high net worth individuals. Mr. Stephen S. Smith, CFA, co-founded Smith Group in 1995 and is currently partner and chief executive officer. He has over twenty years of equity investing experience. Mr. Smith previously served as senior portfolio manger with NationsBank where he managed the institutional asset management group. Mr. Smith holds a Masters Degree in Business Administration and a Bachelors of Science Degree in Engineering from the University of Alabama. Mr. Stephen J. Summers, a co-founder of Smith Asset Management, is partner and chief operating officer. He has over twelve years of equity investing experience. Mr. Summers previously served as general partner of Discovery Management, Ltd. He also was a Vice President and Financial Analyst for Cardinal Investment Company. Mr. Summers holds a Master's Degree in Business Administration from Southern Methodist University. Ms. Sarah Castleman, CPA, is Vice President and portfolio manager at Smith Group. She has over eight years finance and investment management industry experience. Previously, she was a Trust Officer at NationsBank in Dallas. She also served as an audit and financial consultant at Arthur Anderson's Dallas office. Ms. Castleman holds a B.B.A. from the University of Texas.

MCDONALD INVESTMENT MANAGEMENT, INC. ("McDonald"), 40 King Street West, Suite 3910, Toronto, Ontario, Canada M5H 3Y2, manages the portfolio of the QUADRA INTERNATIONAL EQUITY FUND. McDonald was organized in 1990 as a corporation under the laws of the Province of Ontario. It presently manages approximately $70 million for retirement funds, non-profit organizations, other institutions and individuals. It is registered in the United States as an investment adviser under the Advisers Act. Mr. John McDonald founded McDonald and is Chief Investment Officer. He has over twenty years' international financial analysis and equity investing experience. Prior to founding the firm, Mr. McDonald was a Vice President at Midland Walwyn. He also served as an analyst in the Treasury Department of the International Monetary Fund and was an Auditor at the United Nations. Mr. McDonald holds a BBA from the University of New Brunswick and is a Chartered Accountant. Mr. Ray Di Bernardo, CFA, is Partner/Vice President of Research at McDonald and has over nine years' equity investment experience. Prior to joining McDonald, Mr. Di Bernardo was Vice President of GBC Asset Management and also served as Portfolio Manager at Royal Trust Co. Mr. Di Bernardo holds a Bachelor's Degree from the University of Western Ontario. Mr. Ronald Belcot, Partner/Vice President of Research and Trading, has over 15 years' financial services industry experience. Prior to joining McDonald, he was with Telerate, Inc. Mr. Belcot holds a degree in Electronic Technology from the Devry Institute. Mr. William Hallman, CFA, is Partner/Vice President of McDonald, he has over six years' equity research experience. He holds a baccalaureate degree from George Brown College, Toronto.

LM CAPITAL MANAGEMENT, INC. ("LM Capital"), 5560 La Jolla Boulevard, Suite E, La Jolla, California 92037, manages the portfolio of the QUADRA OPPORTUNISTIC BOND FUND. LM Capital was organized in 1988 under the laws of the State of California, and is registered as an investment adviser under the Advisers Act. LM Capital presently manages approximately $350 million for pension funds, state and local governments, other institutions and individuals. Mr. Luis Maizel and Mr. John Chalker are the founders of LM Capital. Mr. Maizel is Senior Managing Director and has over ten years' global fixed-income investment experience. Prior to founding LM Capital, he was the Vice President of Finance at Grupoventas, S.A.; faculty member at the Harvard Business School; and President of Industrial Kuick, S.A. Mr. Maizel holds a Master's Degree in Business Administration from Harvard Business School. Mr. Chalker has over 15 years' fixed-income and equity investment experience. Prior to founding LM Capital, he was with Merrill Lynch & Company as a Vice President/Senior Financial Consultant. Mr. Chalker holds a Bachelor of Science degree from the United States Naval Academy.

Although LM Capital and Anhalt/O'Connell have extensive management experience with respect to funds of other institutions as described above, they do not have prior experience advising an investment company. McDonald, which has experience advising Canadian mutual funds, has not advised a domestic investment company.

Quadra performs internal due diligence on each Subadviser and monitors each Subadviser's performance. Quadra will be responsible for communicating performance targets and evaluations to the Subadvisers, supervising each Subadviser's compliance with its Fund's fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques for the Funds, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. Quadra pays a fee to each of the Subadvisers. These fees are borne solely by Quadra and do not increase the fees paid by shareholders of the Funds. The amount of these fees may vary from time to time as a result of periodic negotiations with the Subadvisers and pursuant to certain factors described in the SAI. As of the date of this Prospectus, Quadra will pay CDA, McDonald, Anhalt/O'Connell, Smith Group and LM Capital fees of 0.31%, 0.375%, 0.15%, 0.37% and 0.18%, respectively, of the average daily net assets of the corresponding Fund for which the Subadviser provides investment advisory services.

Quadra also may from time to time recommend that the Board of Trustees replace one or more Subadvisers or appoint additional Subadvisers, depending on the Adviser's assessment of what combination of Subadvisers it believes will optimize each Fund's chances of achieving its investment objectives. In the event that a Subadviser ceased to provide investment advisory services for a Fund, Quadra would select a similarly qualified investment adviser to replace the Subadviser but would not manage the Fund's portfolio.

PERFORMANCE OF INVESTMENT SUBADVISERS

BACKGROUND OF ANHALT/O'CONNELL PERFORMANCE

The following table sets forth the performance data relating to the historical performance of the separate account managed by Anhalt/O'Connell that has an investment objective and investment policies, strategies and risks substantially similar to those of Quadra Limited Maturity Treasury Fund. The data is provided to illustrate the past performance of Anhalt/O'Connell in managing substantially similar accounts as measured against a specified market index and does not represent the performance of Quadra Limited Maturity Fund. Investors should not consider this performance data as an indication of future performance of the Quadra Limited Maturity Fund or of Anhalt/O'Connell.

These investment results have been calculated and presented in compliance with the Performance Presentation Standards of the Association of Investment Management and Research ("AIMR"), retroactively applied to all time periods. AIMR has not been involved with the preparation or review of this report. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the investment adviser's private account, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation.

The presentation below describes and consists of the fully discretionary taxable or tax-exempt accounts managed by Anhalt/O'Connell that have an investment objective, and investment policies, strategies and risks substantially similar to those of the Quadra Limited Maturity Treasury Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Results for the full period are time-weighted and dollar weighted in accordance with AIMR standards.

The private account is not subject to the same types of expenses to which the Quadra Limited Maturity Treasury Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the private account could have been adversely affected if the private account included in the composite had been regulated as an investment company under the federal securities laws. The presentation below describes and contains one portfolio valued at $1.1 million, or 0.1% of the firm's total assets.

The investment results of Anhalt/O'Connell's private account presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in Quadra Limited Maturity Treasury Fund. Investors should also be aware that the use of a methodology different from that used below to calculated performance could result in different performance data.

          ------------------------------------------- ------------------------- --------------------------
                                                          LIMITED MATURITY           LEHMAN BROTHERS
                                                           TREASURY STYLE           1-3 TSY INDEX(2)
          ------------------------------------------- ------------------------- --------------------------

          ------------------------------------------- ------------------------- --------------------------
          Inception         (1988-1997)(1)                     7.03%                      7.12%
          ------------------------------------------- ------------------------- --------------------------
          5 Years           (1992-1997)(1)                     4.86%                      5.32%
          ------------------------------------------- ------------------------- --------------------------
          3 Years           (1994-1997)(1)                     5.70%                      6.90%
          ------------------------------------------- ------------------------- --------------------------
          1 Year            (1997)(1)                          6.12%                      6.87%
          ------------------------------------------- ------------------------- --------------------------
          Year to Date(1)                                      4.52%                      4.89%
          ------------------------------------------- ------------------------- --------------------------
          1992                                                 3.52%                      6.29%
          ------------------------------------------- ------------------------- --------------------------
          1993                                                 6.19%                      5.36%
          ------------------------------------------- ------------------------- --------------------------
          1994                                                 1.32%                      0.52%
          ------------------------------------------- ------------------------- --------------------------
          1995                                                 9.63%                     10.84%
          ------------------------------------------- ------------------------- --------------------------
          1996                                                 2.50%                      5.05%
          ------------------------------------------- ------------------------- --------------------------

(1) Average annual return through September 30, 1997. Return for less than one year is not annualized.

(2) The Lehman Brothers 1-3 Year Treasury Index is a market weighted index composed of over 400 securities including obligations of the US Treasury and US Government agencies with maturities between 1 and 3 years. The index is unmanaged and reflects the reinvestment of dividends.

BACKGROUND OF CARL DOMINO ASSOCIATES PERFORMANCE

The following table sets forth composite performance data relating to the historical performance of separate accounts and mutual fund portfolios managed by CDA that have investment objectives, policies, strategies and risks substantially similar to those of Quadra Value Equity Fund. The data is provided to illustrate the past performance of CDA in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Quadra Value Equity Fund. Investors should not consider this performance data as an indication of future performance of the Quadra Value Equity Fund or of CDA.

These investment results have been calculated and presented in compliance with the AIMR Performance Presentation Standards of the Association for Investment Management and Research (AIMR). AIMR has not been involved with the preparation or review of this report. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the highest effective investment advisory fees, brokerage commissions and execution costs paid by the investment adviser's private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Account fees vary depending on, among other things, the applicable fee schedule, portfolio size and nature of the account. CDA's fees are available on request.

This composite consists of all fully discretionary tax-exempt portfolios managed by CDA that have an investment objective, and investment policies, strategies and risks substantially similar to those of the Quadra Value Equity Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Results for the period are time-weighted in accordance with AIMR standards. The private accounts that are included in the composite are not subject to the same types of expenses to which the Quadra Value Equity Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the composite could have been adversely affected if the private accounts included in the composite had been regulated as investment companies under the federal securities laws. The composite contains 16 portfolios, valued at $597 million, or 48% of the firm's total assets.

The investment results of CDA's composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in Quadra Value Equity Fund. Investors should also be aware that the use of a methodology different from that used below to calculated performance could result in different performance data.

          ------------------------------------------- ------------------------- --------------------------
                                                      CDA'S COMPOSITE FOR THE      S & P 500 INDEX(2)
                                                         VALUE EQUITY STYLE
          ------------------------------------------- ------------------------- --------------------------

          ------------------------------------------- ------------------------- --------------------------
          Since Inception   (1987-1997)(1)                     14.83%                     15.06%
          ------------------------------------------- ------------------------- --------------------------
          5 Years           (1992-1997)(1)                     20.94%                     20.75%
          ------------------------------------------- ------------------------- --------------------------
          3 Years           (1994-1997)(1)                     27.13%                     29.09%
          ------------------------------------------- ------------------------- --------------------------
          1 Year            (1997)(1)                          37.39%                     40.41%
          ------------------------------------------- ------------------------- --------------------------
          Year to Date(1)                                      27.73%                     29.56%
          ------------------------------------------- ------------------------- --------------------------
          1992                                                  8.52%                      7.69%
          ------------------------------------------- ------------------------- --------------------------
          1993                                                 13.11%                     10.01%
          ------------------------------------------- ------------------------- --------------------------
          1994                                                  4.34%                      1.32%
          ------------------------------------------- ------------------------- --------------------------
          1995                                                 35.27%                     37.47%
          ------------------------------------------- ------------------------- --------------------------
          1996                                                 22.85%                     23.07%
          ------------------------------------------- ------------------------- --------------------------

(1) Average annual return through September 30, 1997. Return for less than one year is not annualized.

(2) The S&P 500 Index (the "Index") is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index is subject to monthly adjustments to reflect the reinvestment of dividends and other distributions. The Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the Index do not reflect deduction of transaction costs or expenses, including management fees, brokerage commissions, or other expenses of investing.

BACKGROUND OF SMITH GROUP PERFORMANCE

The following table sets forth composite performance data relating to the historical performance of separate accounts and mutual fund portfolios managed by Mr. Stephen Smith, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of Quadra Growth Fund. The data is provided to illustrate the past performance of Mr. Smith in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund, the Smith Group or Mr. Smith.

Mr. Smith's composite performance data were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gain and loss. All returns reflect the deduction of the highest effective investment advisory fees, brokerage commissions and execution costs paid by the investment adviser's private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Account fees vary depending on, among other things, the applicable fee schedule, portfolio size and nature of the account. Mr. Smith's fees are available on request. Mr. Smith's composites include all actual, fee-paying, discretionary institutional private accounts and mutual fund portfolios managed by Mr. Smith. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of Mr. Smith's composites combine the individual accounts' returns (calculated on a time-weighted rate of return) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in Mr. Smith's composites are not subject to certain investment limitations, diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolios by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for Mr. Smith's composites could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of Mr. Smith's composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in Quadra Growth Fund. Investors should also be aware that the use of a methodology different from that used below to calculated performance could result in different performance data.

--------------------------------------------------------------------------------------------------------------
                                     MR. SMITH'S COMPOSITE FOR THE                   S&P 500 INDEX(3)
                                                                                     ----------------
                                            GROWTH STYLE(2)
--------------------------------------------------------------------------------------------------------------
Since Inception
1/1/95(1)                                        41.43%                                   33.02%
--------------------------------------------------------------------------------------------------------------
1 Year(1)                                        53.68%                                   40.41%
--------------------------------------------------------------------------------------------------------------
Year to Date                                     43.01%                                   29.56%
--------------------------------------------------------------------------------------------------------------
1995                                             38.14%                                   37.54%
--------------------------------------------------------------------------------------------------------------
1996                                             31.30%                                   22.99%
--------------------------------------------------------------------------------------------------------------

(1) Average annual return through September 30, 1997. Return for less than one year is not annualized.

(2) The composite returns shown in this chart consists of total returns for the period January 1995 through August 1997 of accounts for which Stephen S. Smith, now Chief Investment Officer of the Smith Group, served as the primary manager as described above, including the period January 1, 1995 - October 31, 1995, during which Mr. Smith was senior portfolio manager for another firm. The composite does not include the performance of other accounts not managed similarly to the Portfolio. Since November 1, 1995 at Smith Group, Mr. Smith has employed the same investment style in discretionary private accounts as he employed in the accounts described above. No other person played a significant part in achieving the prior performance of these accounts during Mr. Smith's tenure. The data for January 1, 1995 - October 31, 1995 are not, and should not be, construed as the performance data of Smith Group, which began business on November 1, 1995.

(3) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any. The Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the Index do not reflect deduction of transaction costs or expenses, including management fees, brokerage commissions, or other expenses of investing.

BACKGROUND OF LM CAPITAL MANAGEMENT PERFORMANCE

The following table sets forth composite performance data relating to the historical performance of the separate account managed by LM Capital that has an investment objective and investment policies, strategies and risks substantially similar to those of Quadra Opportunistic Bond Fund. The data is provided to illustrate the past performance of LM Capital in managing a substantially similar account as measured against a specified market index and does not represent the performance of the Quadra Opportunistic Bond Fund. Investors should not consider this performance data as an indication of future performance of the Quadra Opportunistic Bond Fund or of LM Capital. These investment results have been calculated and presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. AIMR has not been involved with the preparation or review of this report.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the LM Capital private account, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The presentation below includes all actual, fee-paying, discretionary institutional private accounts managed by LM Capital that have objectives, policies, strategies and risks substantially similar to those of the Quadra Opportunistic Bond Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Results for the full period, starting January 1, 1988 are time-weighted and dollar-weighted in accordance with AIMR standards. The presentation below consists of one representative taxable private account, the Opportunistic Core portfolio. The portfolio is valued at $1 million, or 0.3% of the firm's assets.

The private account is not subject to the same types of expenses to which the Quadra Opportunistic Bond Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the private account could have been adversely affected if the private account had been regulated as an investment company under the federal securities laws.

The investment results of LM Capital's private account presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in Quadra Opportunistic Bond Fund. Investors should also be aware that the use of a methodology different from that used below to calculated performance could result in different performance data.

          ---------------------------------------- ---------------------------- --------------------------
                                                    LM CAPITAL'S PERFORMANCE         LEHMAN BROTHERS
                                                   FOR THE OPPORTUNISTIC CORE          INTERMEDIATE
                                                            PORTFOLIO              GOVERNMENT/CORPORATE
                                                                                         INDEX(2)
          ---------------------------------------- ---------------------------- --------------------------

          ---------------------------------------- ---------------------------- --------------------------
          Since Inception   (1988-1997)(1)                   9.20%                         8.32%
          ---------------------------------------- ---------------------------- --------------------------
          5 Years           (1992-1997)(1)                   8.28%                         6.14%
          ---------------------------------------- ---------------------------- --------------------------
          3 Years           (1994-1997)(1)                   9.20%                         8.17%
          ---------------------------------------- ---------------------------- --------------------------
          1 Year            (1997)(1)                       10.13%                         8.32%
          ---------------------------------------- ---------------------------- --------------------------
          Year to Date(1)                                    6.08%                         5.61%
          ---------------------------------------- ---------------------------- --------------------------
          1992                                              11.17%                         7.41%
          ---------------------------------------- ---------------------------- --------------------------
          1993                                              12.84%                         9.76%
          ---------------------------------------- ---------------------------- --------------------------
          1994                                               0.98%                        -2.92%
          ---------------------------------------- ---------------------------- --------------------------
          1995                                              13.90%                        18.47%
          ---------------------------------------- ---------------------------- --------------------------
          1996                                               7.70%                         3.62%
          ---------------------------------------- ---------------------------- --------------------------

(1) Average annual return through September 30, 1997. Return for less than one year is not annualized.

(2) The Lehman Brothers Intermediate Government/Corporate Index is a market weighted index composed of over 3,500 securities, including US Treasuries, Agencies and US Corporate Bonds. The index is unmanaged and reflects the reinvestment of dividends.

ADMINISTRATOR AND DISTRIBUTOR

On behalf of the Fund, the Trust has entered into an Administration Agreement with Forum Administrative Services LLC ("FAS"). As provided in this agreement, FAS is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which it must pay), providing the Trust with general office facilities and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust. For these services, FAS receives from each Fund a fee computed and paid monthly at an annual rate of 0.10% of the first $50 million of the Fund's average daily net assets and 0.05% of the average daily net assets over $50 million, subject to an annual minimum of $40,000. Like the Adviser, FAS, in its sole discretion, may waive all or any portion of its fees.

Pursuant to a Distribution Agreement with the Trust, Forum Financial Services, Inc. ("FFSI") acts as distributor of the Funds' shares. FFSI acts as the agent of the Trust in connection with the offering of shares of the Fund. FFSI receives no compensation for its services under the Distribution Agreement. FFSI may enter into arrangements with banks, broker-dealers or other financial institutions ("Selected Dealers") through which investors may purchase or redeem shares. FFSI may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds. Investors purchasing shares of the Funds through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that it may charge.

FFSI and FAS are located at Two Portland Square, Portland, Maine 04101. FFSI was incorporated under the laws of the State of Delaware on February 7, 1986 and as of the date hereof manages, administers or distributes registered investment companies and collective investment funds with assets of approximately $25.5 billion. FFSI is a registered broker-dealer and investment adviser and is a member of the NASD. FAS was established on December 29, 1995 under the laws of the State of Delaware.

As of the date of this prospectus FFSI, FAS, Forum Accounting Services, LLC, the portfolio accountant of the Trust, and Forum Financial Corp., the transfer agent of the Trust, were controlled by John Y. Keffer, president and Chairman of the Trust.

SHAREHOLDER SERVICES

The Trust has adopted a shareholder services plan providing that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust has authorized FAS to enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Funds' transfer agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Trust or a shareholder may request.

TRANSFER AGENT AND PORTFOLIO ACCOUNTANT

The Trust has entered into a Transfer Agency Agreement with Forum Financial Corp. ("FFC"), Two Portland Square, Portland, Maine 04101, pursuant to which FFC acts as the Funds' transfer agent and dividend disbursing agent. FFC maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. Forum Accounting Services, LLC performs portfolio accounting services for the Fund, including determination of the Funds' net asset value.

EXPENSES OF THE TRUST

The Adviser has agreed to reimburse the Trust for certain of the Funds' operating expenses (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state. For the purpose of this obligation to reimburse expenses, the Funds' annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly.

Subject to the above obligations, the Trust is obligated to pay all of the Trust's other expenses including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, any subcustodian, transfer agent and dividend disbursing agent and providers of pricing, credit analysis and dividend services; telecommunications expenses; auditing, legal and compliance expenses; costs of maintaining organizational existence; costs of preparing and printing prospectuses, SAIs, account application forms and shareholder reports of funds of the Trust and delivering them to existing shareholders; costs of maintaining books of original entry for fund accounting and other required books and accounts and of calculating the net asset value of shares of each fund of the Trust; costs of reproduction, stationery and supplies; compensation of trustees, officers and employees of a fund or the Trust who are not employees of Quadra or another investment adviser to a fund, FAS or their affiliates and costs of other personnel performing services for each fund; costs of meetings of the Trust; SEC registration fees and related expenses; fees and expenses incurred pursuant to state securities laws; fees and out of pocket expenses payable to Quadra or another investment adviser to a fund, and FAS; and fees and expenses paid by a fund pursuant to a distribution plan. Each Fund's expenses include Trust expenses attributable to that Fund, which are allocated to the Fund, and expenses not specifically attributable to that Fund, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Quadra and FAS may each elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. No fee waivers may be recouped at a later date. Except as expressly indicated, fee waivers are voluntary and may be reduced or eliminated at any time.

PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION

Shares of a Fund may be purchased or redeemed at a price equal to their net asset value next-determined on each Fund Business Day. Each Fund's net asset value is calculated at the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. (Eastern Time). If the NYSE closes early, however, the Trust will advance the time at which its net asset value is calculated. Purchase or redemption orders are accepted by the transfer agent between 9:00 a.m. and 6:00 p.m. (Eastern Time).

Investors may purchase or redeem shares of a Fund by following the instructions set forth below. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and may charge a fee for certain shareholder services, although no such fees are currently contemplated.

PURCHASES. Fund shares are sold on each Fund Business Day at a price equal to their net asset value next-determined after receipt of an order in proper form. Fund shares are issued immediately after an order for the shares in proper form is accepted by the Transfer Agent. Fund shares become entitled to receive dividends on the next Fund Business Day after the order is accepted. The Funds reserve the right to reject any subscription for the purchase of their shares.

REDEMPTIONS. Fund shares may be redeemed without charge on any Fund Business Day at their net asset value next-determined. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following receipt by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by transferring funds via wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.

The Trust employs reasonable procedures to ensure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust did not employ such procedures, it could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $25,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

SHARE CERTIFICATES. The Transfer Agent maintains a shareholder account for each shareholder. The Trust does not issue share certificates.

PURCHASE AND REDEMPTION PROCEDURES

The following purchase and redemption procedures and shareholder services apply to investors who invest in the Funds directly. These investors may open an account by completing an account application or by contacting Quadra at the address on the first page of this prospectus. For those shareholder services not referenced on the account application and to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from Quadra.

INITIAL PURCHASE OF SHARES

There is a $100,000 minimum for an initial investment in any of the Funds. The Trust reserves the right to waive the minimum investment requirement. There is no minimum for subsequent investments.

BY MAIL. Investors may send a check made payable to The Quadra Funds along with a completed account application to the address listed on the cover page of this Prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.

BY BANK WIRE. To make an initial investment in a Fund using the wire system for transmittal of money among banks, an investor should first telephone Quadra at
800.595.9291 or 617.426.0900 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

         BankBoston, Boston, Massachusetts
         ABA# 011000390
         For Credit To: Forum Financial Corp.
         Account #: 541-54171 Re: [Name of Fund]
         Account #:_________
         Account Name: _________

The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day. There may be a charge imposed by the bank for transmitting payment by wire, and there also may be a charge for the use of Federal Funds.

SUBSEQUENT PURCHASES OF SHARES

There is no minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone Quadra at 800.595.9291 or 617.426.0900 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

Shareholders may purchase Fund shares at regular, pre-selected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to Quadra.

REDEMPTION OF SHARES

Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received.

BY MAIL. Shareholders may make a redemption in any amount by sending a written request to Quadra. All written requests for redemption must be signed by the shareholder with signature guaranteed.

BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling Quadra at 800.595.9291 or
617.426.0900 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege.
Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.

AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, pre-selected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly, twice a month or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to Quadra.

OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption request. In addition, a signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGES

Shareholders may exchange their shares for shares of any other Quadra Fund, or the Daily Assets Cash Fund, a money market fund of the Trust offered through a separate prospectus, if shares of the Quadra Fund are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. The minimum amount to open an account in a Fund through an exchange from another Fund or Daily Assets Cash Fund is $100,000. A completed account application must be submitted to open a new account in a Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging. The Funds do not charge for the exchange privilege and there is currently no limit on the number of exchanges a shareholder may make.

The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

BY MAIL. Exchanges may be accomplished by written instruction to Quadra. All written requests for exchanges must be signed by the shareholder. A signature guarantee is not required.

BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling Quadra at 800.595.9291 or
617.426.0900 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

INDIVIDUAL RETIREMENT ACCOUNTS

None of the Funds individually should be considered a complete investment vehicle for the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $100,000. The Trust reserves the right to waive this minimum. There is no minimum subsequent investment. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, this deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS

Shares may be purchased and redeemed through certain broker-dealers, banks, trust companies and their affiliates, and other financial institutions, including affiliates of the Transfer Agent ("Processing Organizations"). Investors who purchase shares through a Processing Organization may be charged a fee for the Processing Organization's services and for transactions effected in Fund shares through the Processing Organization. Investors will be subject to the procedures of their Processing Organization, which may include limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their Processing Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Processing Organization. Investors who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their Processing Organization's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealer Processing Organizations are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by a Fund. Certain other Processing Organizations may also enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer. Certain states permit shares of the Fund to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

DIVIDENDS AND TAX MATTERS

DIVIDENDS

QUADRA VALUE EQUITY FUND, QUADRA GROWTH FUND AND QUADRA INTERNATIONAL EQUITY FUND. Dividends representing the net investment income of the Funds are declared and paid at least annually. Net capital gains realized by the Funds, if any, also will be distributed annually.

QUADRA OPPORTUNISTIC BOND FUND AND QUADRA LIMITED MATURITY TREASURY FUND. Dividends representing the net investment income of the Funds are declared daily and paid monthly. Dividends of net capital gain, if any, realized by a Fund are distributed annually.

GENERAL. Shareholders may choose either to have all dividends reinvested in additional shares of the Fund that paid the dividend or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in shares of their respective Funds and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Funds.

All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash. Cash payments may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not be liable for Federal income taxes on the net investment income and net capital gain distributed to their shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should avoid all Federal income and excise taxes.

GENERAL.. Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares.

Any capital gain distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the distribution. To the extent that capital gain was accrued by a Fund before the shareholder purchased the shares, the distribution would be in effect a return of capital to the shareholder. Capital gain distributions, including those that operate as a return of capital, however, are taxable to the shareholder receiving them.

The Funds may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Funds is correct and that the shareholder is not subject to backup withholding.

Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Funds will be mailed to shareholders shortly after the close of each year.

Quadra International Equity Fund intends to elect, pursuant to Section 853 of the Code, if eligible to do so, to pass through to its shareholders the amount of foreign income taxes paid by the Fund. If the Fund makes this election, each shareholder should include in his or her report of gross income both cash dividends received from the Fund and the amount which the Fund advises is his or her pro rata portion of foreign income taxes paid by the Fund. Each shareholder then would be entitled, subject to certain limitations, to take a foreign tax credit against his or her Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

OTHER INFORMATION

PERFORMANCE INFORMATION

Each Fund's performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. A Fund also may advertise its total return over different periods of time or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in each Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

Each Fund's advertisements any reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and in the view of FFSI would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value per share of each Fund as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of each Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made.

Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.

THE TRUST AND ITS SHARES

The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust under the name Forum Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 16 separate series.

Each  share  of  each  fund  of the  Trust  has  equal  dividend,  distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Generally, shares will be voted in the aggregate without reference to a particular fund, except if the matter affects only one fund or voting by fund is required by law. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value. A shareholder of a Fund is entitled to the shareholder's pro rata share of all dividends and distributions arising from that Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares. As of October 1, 1997 the following shareholders owned 25% or more of the shares of a
Fund:

QUADRA LIMITED MATURITY TREASURY FUND

Shareholder                                      Interest
-----------                                      --------

Lansdowne Parking                                96.8%
c/o Meredith Management
29 Crafts Street, # 300
Newton, MA  02158

QUADRA VALUE EQUITY FUND

Charlesgate West Management, Inc.                33.9%
2 Charlesgate West
Boston, MA  02215

QUADRA INTERNATIONAL EQUITY FUND

Bank of Boston IRA R/O Custody Account           33.6%
FBO Howard H. Stevenson
P.O. Box 277
Southborough, MA  01772

Bank of Boston Sep IRA Custody Account           29.2%
FBO William Gould
116 Old Wharf Road
North Chatham, MA  02650

QUADRA OPPORTUNISTIC BOND FUND

Bank of Boston IRA R/O Custody Account           39.7%
FBO Howard H. Stevenson
P.O. Box 277
Southborough, MA  01772

Bank of Boston Sep IRA Custody Account           34.4%
FBO William Gould
116 Old Wharf Road
North Chatham, MA  02650

APPENDIX A

INVESTMENTS, INVESTMENT
STRATEGIES AND RISK
CONSIDERATIONS

COMMON STOCK AND PREFERRED STOCK

QUADRA VALUE EQUITY FUND QUADRA GROWTH FUND AND QUADRA INTERNATIONAL EQUITY FUND (collectively, the "Equity Funds"). Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded on national securities exchanges, in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

EQUITY FUNDS. Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock. A Fund may only invest in convertible securities that are investment grade.

A Fund may invest in equity-linked securities, including Preferred Equity Redemption Cumulative Stock ("PERCS"), Equity-Linked Securities ("ELKS"), and Liquid Yield Option Notes ("LYONS"). Equity-Linked Securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market or whether the market for them will be liquid or illiquid.

WARRANTS

EQUITY FUNDS. A Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

ADRS AND EDRS

QUADRA INTERNATIONAL EQUITY FUND AND QUADRA GROWTH FUND. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depository Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.

U.S. GOVERNMENT SECURITIES

ALL FUNDS. The Funds may invest in securities issued by the United States Treasury, such as Treasury bills, notes and bonds, that are fully guaranteed as to payment of principal and interest by the United States Government ("U.S. Government Securities"). The Funds may invest in U.S. Government Securities, that is, obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The U.S. Government Securities in which these Funds may invest include obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

ZERO-COUPON SECURITIES

QUADRA OPPORTUNISTIC BOND FUND. The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). The Funds may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Zero-coupon securities also may be issued by corporations and municipalities.

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when a Subadviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

CORPORATE DEBT SECURITIES
COMMERCIAL PAPER

QUADRA OPPORTUNISTIC BOND FUND. The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates' current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

FINANCIAL INSTITUTION OBLIGATIONS

EQUITY FUNDS AND QUADRA OPPORTUNISTIC BOND FUND. A Fund may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than 7 days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Investments in foreign bank obligations are limited to banks and branches located in countries which the Subadvisers believe do not present undue risk.

PARTICIPATION INTERESTS

QUADRA OPPORTUNISTIC BOND FUND. The Fund may purchase participation interests in loans or securities in which the Fund may invest directly that are owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in a loan or security in the proportion that the Fund's interest bears to the total principal amount of the security. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests the Fund will have the right to demand payment, on not more than 7 days' notice, for all or a part of the Fund's participation interest. The Fund will only purchase participation interests from banks or other financial institutions that the Subadviser deems to be creditworthy. The Fund will not invest more than 10 percent of its total assets in participation interests in which the Fund does not have demand rights.

ILLIQUID SECURITIES
RESTRICTED SECURITIES

ALL FUNDS. Each Fund may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933
("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in 7 days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

An institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or other exemptions, the Subadvisers may determine that such securities are not illiquid securities, under guidelines or other exemptions adopted by the Board. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

BORROWING

ALL FUNDS. Each Fund may borrow money from banks or by entering into reverse repurchase agreements, but the Funds will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing). Borrowing for other than temporary or emergency purposes, including the meeting of redemption requests, may not exceed an amount equal to 5% of the value of the Fund's net assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. No Fund may purchase securities for investment while any borrowing equal to 5 percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5 percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account; the use of these techniques in connection with a segregated account may result in a Fund's assets being 100 percent leveraged. See "Appendix A:
Investments, Investment Strategies and Risk Considerations - Techniques Involving Leverage."

TECHNIQUES INVOLVING LEVERAGE

ALL FUNDS. Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, Quadra Opportunistic Bond Fund may engage in dollar roll transactions and may purchase securities on margin and sell securities short (other than against the box). Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage. The Funds use these investment techniques only when the Subadviser to a Fund believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT. In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash, U.S. Government Securities and other liquid, high-grade debt securities in accordance with SEC guidelines. The account value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments may include (i) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make payments under a cap or floor (see "Appendix A: Investments, Investment Strategies and Risk Considerations - Swap Agreements") and (ii) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain the full amount accrued on a daily basis of the Fund's obligations with respect to the swap in their segregated account. The use of a segregated account in connection with leveraged transactions may result in a Fund's portfolio being 100 percent leveraged.

REPURCHASE  AGREEMENTS,   SECURITIES  LENDING,  REVERSE  REPURCHASE  AGREEMENTS,
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS AND DOLLAR ROLL TRANSACTIONS

A Fund's use of repurchase agreements, securities lending, reverse repurchase agreements and forward commitments (including dollar roll transactions) entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Subadvisers monitor the creditworthiness of counterparties to these transactions and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending and, accordingly, securities lending involves more risk than does the use of repurchase agreements. As a result of entering forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share. See "Appendix A:
Investments, Investment Strategies and Risk Considerations Techniques Involving Leverage."

REPURCHASE AGREEMENTS - ALL FUNDS. A Fund may enter into repurchase agreements, transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally 1 to 7 days later. The resale price of a repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the collateral underlying a repurchase agreement, which has a market value, determined daily, at least equal to the repurchase price, and which consists of the types of securities in which the Fund may invest directly. Quadra International Equity Fund and Quadra Opportunistic Bond Fund may enter into repurchase agreements with foreign entities.

SECURITIES LENDING - ALL FUNDS. A Fund may lend securities from its portfolios to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. A Fund may pay fees to arrange the loans. No Fund will lend portfolio securities in excess of 33 1/3 percent of the value of the Fund's total assets.

REVERSE REPURCHASE AGREEMENTS - QUADRA OPPORTUNISTIC BOND FUND. The Fund may enter into reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be viewed as a form of borrowing by the Fund from the buyer, collateralized by the security sold by the Fund. The Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of the Fund's assets to the reverse repurchase agreements will tend to increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS - ALL FUNDS. A Fund may purchase fixed income securities on a "when-issued" or "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 3 months after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver a security purchased by a Fund may result in a loss or a missed opportunity to make an alternative investment.

The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If a Subadviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete these transactions when the value of the security is lower than the price paid by the Fund. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued or forward commitment basis if, as a result, more than 15 percent (35 percent in the case of Quadra Opportunistic Bond Fund) of the value of the Fund's total assets would be committed to such transactions.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds purchase securities on a when-issued and forward commitment basis only with the intention of actually receiving the securities. When-issued securities may include bonds purchased on a "when, and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Commitment of a Fund's assets to the purchase of securities on a when-issued or forward commitment basis will tend to increase the volatility of the Fund's net asset value per share.

DOLLAR ROLL TRANSACTIONS - QUADRA OPPORTUNISTIC BOND FUND. The Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of its net assets.

SWAP AGREEMENTS

QUADRA OPPORTUNISTIC BOND FUND. To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve  leverage and may be highly  volatile;  depending on how they are used, they may have a considerable impact on the Fund's performance. See "Appendix A: Investments, Investment Strategies and Risk Considerations - Techniques Involving Leverage." Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Subadviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

SHORT SALES

ALL FUNDS. Each of the Funds may make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). In a short sale "against the box", the Fund does not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Subadviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. The Fund's ability to enter into short sales transactions is limited by certain tax requirements. Under recently enacted legislation, if a Fund has unrealized gain with respect to a long position and enters into a short sale against the box, the Fund generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. See "Dividends, Distributions and Taxes" in the SAI.

ASSET-BACKED SECURITIES

QUADRA OPPORTUNISTIC BOND FUND. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Fund may not invest more than 10 percent of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

FOREIGN EXCHANGE CONTRACTS AND FOREIGN CURRENCY
FORWARD CONTRACTS

QUADRA INTERNATIONAL EQUITY FUND AND QUADRA OPPORTUNISTIC BOND FUND. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Funds incur foreign exchange expenses in converting assets from one currency to another.

A Fund may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar. The Funds have no present intention to enter into currency futures or options contracts but may do so in the future. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Funds do not intend to maintain a net exposure to such contracts where the fulfillment of a Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. A Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Subadviser fails to predict currency values correctly.

FUTURES CONTRACTS AND OPTIONS

ALL FUNDS. A Fund may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed income securities or indices. A Fund may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. A Fund may only write options that are covered. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash, U.S. Government Securities or other liquid, assets in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option. A Fund may enter into futures contracts or options on futures contracts for investment purposes only if the aggregate of initial margin deposits for and premiums associated with open positions does not exceed 5 percent of the Fund's total assets.

RISK CONSIDERATIONS. A Fund's use of options and futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Subadviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange traded options contracts on fixed income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging." As an example, a Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, the Subadviser may attempt to hedge the Fund's securities by the use of options with respect to similar fixed income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.

LIMITATIONS. The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5 percent of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50 percent of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50 percent of its total assets.

OPTIONS ON SECURITIES. A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

INDEX FUTURES CONTRACTS. Bond and stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF FUND SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                  Page

1.            Prospectus Summary......................................2

2.            Expenses of Investing in the Fund.......................4

3.            Financial Highlights....................................6

4.            Investment Objectives and Policies......................7

5.            Additional Investment Practices........................13

6.            Management.............................................16

7.            Purchases and Redemptions of Shares....................25

8.            Dividends and Tax Matters..............................29

9.            Other Information......................................30


Appendix A:     Investments,
               Investment Strategies
               and Risk Considerations.......................

THE QUADRA FUNDS

       QUADRA LIMITED MATURITY TREASURY FUND
       QUADRA VALUE EQUITY FUND
       QUADRA GROWTH FUND
       QUADRA INTERNATIONAL EQUITY FUND
       QUADRA OPPORTUNISTIC BOND FUND

INVESTMENT ADVISER, ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES

       QUADRA Capital Partners, L.P.
       270 Congress Street
       Boston, Massachusetts  02210
       800.595.9291
       617.426.0900

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1997

This Statement of Additional Information ("SAI") supplements the Prospectus dated November 1, 1997, offering shares of QUADRA Limited Maturity Treasury Fund, QUADRA Value Equity Fund, QUADRA Growth Fund, QUADRA International Equity Fund, and QUADRA Opportunistic Bond Fund (each a "Fund" and collectively the "Funds"). The Funds are each diversified portfolios of Forum Funds (the "Trust"), a registered open-end, management investment company. This SAI should be read only in conjunction with the Prospectus, which you may obtain without charge by contacting the Trust's Distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101.

                                TABLE OF CONTENTS
                                                         PAGE
                                                         ----

            1.     Investment Policies.....................3
            2.     Investment Limitations.................15
            3.     Performance Data.......................17
            4.     Management.............................19
            5.     Determination of Net Asset Value.......24
            6.     Portfolio Transactions.................24
            7.     Additional Purchase and................25
                      Redemption Information..............26
            8.     Taxation...............................26
            9.     Other Information......................28
           10.     Financial Statements...................29
                   Appendix A - Description of
                       Securities Ratings................A-1

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE.

As used in this SAI, the following terms shall have the meanings listed: (See below)

       "Adviser" shall mean Quadra Capital Partners, L.P. "Advisers" shall mean Quadra and each of the investment subadvisers that provide investment advice and portfolio management for one or more of the Funds pursuant to an investment subadvisory agreement with Quadra Capital Partners, L.P.

       "Board" shall mean the Board of Trustees of the Trust.

       "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

       "Code" shall mean the Internal Revenue Code of 1986, as amended.

       "Custodian" shall mean First National Bank of Boston, or its successor, acting in its capacity as custodian of a Fund.

       "Equity Funds" shall mean the Quadra Value Equity Fund, the Quadra Growth Fund and the Quadra International Equity Fund.

       "FFC" shall mean Forum Financial Corp., the Trust's fund accountant.

       "Fitch" shall mean Fitch Investors Service, L.P.

       "Fixed Income Funds" shall mean each of the Quadra Limited Maturity Treasury Fund and the Quadra Opportunistic Bond Fund.

       "Forum" shall mean Forum Financial Services, Inc., the distributor of the Trust's shares.

       "Forum Administrative" shall mean Forum Administrative Services, LLC, the Trust's administrator.

       "Fund" shall mean each of the separate portfolios of the Trust to which this Statement of Additional Information relates as identified on the cover page.

       "Moody's" shall mean Moody's Investors Service, Inc.

       "NRSRO" shall mean a nationally recognized statistical rating organization.

       "Quadra" shall mean Quadra Capital Partners, L.P., the investment adviser to the Funds.

       "SEC" shall mean the U.S. Securities and Exchange Commission.

       "S&P" shall mean Standard & Poor's Rating Group.

       "Subadviser" shall mean each of the investment advisers that provide investment advice and portfolio management for the Funds pursuant to an investment subadvisory agreements with Quadra.

       "Transfer Agent" shall mean Forum Financial Corp. acting in its capacity as transfer and dividend disbursing agent of the a Fund.

       "Trust" shall mean Forum Funds, an open-end management investment company registered under the 1940 Act.

       "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       "1933 Act" shall mean the Securities Act of 1933, as amended.

       "1940 Act" shall mean the Investment Company Act of 1940, as amended.

1.  INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in the Prospectus concerning each Fund's investments, investment techniques and strategies and the risks associated therewith. No Fund may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Fund. For example, while the SAI describes "swap" transactions below, only those Funds whose investment policies, as described in the Prospectus, allow the Fund to invest in swap transactions may do so.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund (neither event requiring sale of such security by a Fund), the Subadviser of the Fund will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Subadviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Fund may purchase unrated securities if its Subadviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Subadviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Subadviser determines that retaining such security is in the best interests of the Fund.

To limit credit risks, the Funds may only invest in securities that are investment grade (rated in the top four long-term investment grades by an NRSRO or in the top two short-term investment grades by an NRSRO.) Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's and BBB in the case of S&P and Fitch; the lowest permissible long-term investment grades for preferred stock are baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Fund's Subadviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices inferior to the current market values.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

Each Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities (as defined in the Prospectus) and other liquid high-grade debt securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements maturing in more than seven days.

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Advisers, pursuant to guidelines approved by the Board. The Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. A Fund's Subadviser monitors the liquidity of the securities in the Fund's portfolio and reports periodically on such decisions to the Board.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

TEMPORARY DEFENSIVE POSITION.

When a Fund assumes a temporary defensive position it may invest without limit in (1) short-term U.S. Government Securities, (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (3) commercial paper of prime quality rated
Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the Fund's Subadviser to be of comparable quality, (4) repurchase agreements covering any of the securities in which the Fund may invest directly and (5) money market mutual funds.

The Funds may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund would bear its pro rata portion of the other investment company's expenses (including fees).

FUTURES CONTRACTS AND OPTIONS

Each Fund may in the future seek to hedge against a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. The Quadra Value Equity Fund, the Quadra Growth Fund and the Quadra International Equity Fund (collectively, the "Equity Funds") may buy or sell stock index futures contracts, such as contracts on the S&P 500 stock index. The Opportunistic Bond Fund may buy and sell bond index futures contracts. In addition, all of the Funds may buy or sell futures contracts on Treasury bills, Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.

In addition, the Funds may write (sell) covered put and call options and may buy put and call options on debt securities and bond indices. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security, currency or futures contract or maintains cash, U.S. Government Securities or other liquid, assets in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.

The Funds' use of options and futures contracts would subject the Funds to certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: (1) dependence on the Subadviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Funds invest; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; and (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund.

The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5 percent of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50 percent of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50 percent of its total assets.

A Fund will only invest in futures contracts and options after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Funds are permitted to purchase such futures or options contracts only (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain limitations.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Funds may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Funds believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Funds also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

A Fund will enter into interest rate protection transactions only with banks and other institutions believed by the Subadviser to the Fund to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, they are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

Each Fund may (1) purchase or sell (write) put and call options on securities to enhance the Fund's performance and (2) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Funds currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. To the extent a Fund invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, the Funds will not use leverage in their option income and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either (1) an offsetting ("covered") position or (2) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price.

The predetermined prices may be higher or lower than the market value of the underlying currency. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Subadviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Funds may purchase call options on debt securities that the Subadviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Subadviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies -- Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

       (1) The successful use of options depends upon the Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

       (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

       (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to the Fund.

       (4) A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

       (5) When a Fund enters into an over-the-counter contract with a counterparty, the Fund will assume the risk that the counterparty will fail to perform its obligations in which case the Fund could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Fund may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Fund may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when its Subadviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. A Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Fund is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

       (1) Successful use by a Fund of futures contracts and related options will depend upon the Subadviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

       (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

       (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

       (4) Like other options, options on futures contracts have a limited life. A Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

       (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

       (6) A Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

       (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margins and premiums required to establish such positions would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign countries. In addition, a Fund may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Fund, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, a Fund may incur costs in connection with conversions between various currencies. A Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Fund may enter into forward contracts in connection with existing portfolio positions. For example, when an Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Advisers do not intend to enter into forward contracts on a regular or continuous basis and will not do so if, as a result, a Fund will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market.

When required by applicable regulatory guidelines, a Fund will set aside cash, U.S. Government Securities or other liquid, assets in a segregated account with its custodian in the prescribed amount.

CERTAIN INFORMATION CONCERNING JAPAN

The following information is not intended to provide a complete description of Japan, its economy or the risks of investing in Japanese securities. Information in this section was compiled from Japanese governmental and various other sources. Although the information is believed to be accurate, none of the information obtained from these sources has been independently verified.

Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million. The Japanese government is a representative democracy the principal executive of which is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors (the upper house).

From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major Conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the Social Democratic Party (the "SDP"), the LDP and the Small New Party Sakigake (the "Sakigake"). This coalition was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. The present government is led by a Liberal Democrat, Prime Minister Ryutaro Hashimoto, who succeeded Mr. Murayama in January 1996. Although the LDP narrowly failed to win a majority in the October 1996 general elections, it has been able to achieve enough support from its former coalition parties, the SDP and the Sakigake, as well as independents and other Conservatives, to return Japan to a single-party government for the first time since 1993.

The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995 and 1996, Japan's real GDP growth was 1.4% and 3.6%, respectively. A growth rate of approximately 2% has been forecast for
1997; however, in September 1997 the government announced that GDP shrank by 2.9% in the second quarter, the largest quarterly drop in 25 years, causing the forecast for 1997 to drop to 1.1%. Inflation has remained low, 1.3% in 1993, 0.7% in 1994, 0.1% in 1995 and 0.1% in 1996. It is estimated that inflation will be about 1% in 1997. As a result of the growing economy and low inflation, private consumer demand has grown strongly, but will be affected by higher consumer taxes that went into effect in 1997. Unemployment is still at its highest level in forty years and is not expected to fall appreciably in the foreseeable future. In addition, employment has been shifting from the manufacturing sector to the service sector, a trend expected to continue in 1997.

Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting it's products has generated sizable trade surpluses. Japan is in a difficult phase in its relations with its trading partners partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the resulting large trade surpluses, recent large and visible Japanese real estate investments in the United States, and an overall trade imbalance as indicated by Japan's balance of payments. Although it is probable that the recent improvement of the United States economy and an increased competitiveness and success in manufacturing, such as with the U.S. automobile industry, has had a negative effect on Japan's growth, Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. In 1995, Japan's overall trade surplus amounted to $132 billion. Exports totaled $429 billion, up 10.0% from 1994, and imports were $297 billion, up 22.8% from 1994. In 1995, the current account surplus decreased 14.6% to $111 billion. In 1996, Japan's overall trade surplus amounted to $83 billion, exports totaled $400 billion, down 6.8% from 1995, and imports totaled $317 billion, up 6.7% from 1995. During the first nine months of 1997, the trade surplus, which had been declining since its 1994 high, reversed course and increased approximately 37% from the same period in 1996. This upward trend of the trade surplus is expected to continue in the near future. Japan remains the largest creditor nation and a significant donor of foreign aid. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. The final wording of the agreement is ambiguous, and therefore it is likely that this issue will continue to be a source of tension between the two countries. Other current sources of tension between the two countries are disputes in connection with trade in semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

In response to pressures caused by the slumping Japanese economy, the fragile financial markets and the appreciating Yen, the Japanese government, in April and June 1995, announced emergency economic packages that focused on higher and accelerated public works spending and increased aid for post-earthquake reconstruction in the Kobe area. These measures helped to increase public investment and lead to faster GDP growth, but failed to produce fundamental changes.

In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered several years of declining profits and many have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet. By March 1997, the Finance Ministry estimated that the extent of non-performing debt at all financial institutions had declined 19.8% from its estimate a year earlier. Nevertheless, the financial system's fragility is expected to continue for the foreseeable future.

In November 1996, Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the proposed reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, the abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to give a boost to the economy. In June 1997, the government announced a detailed blueprint for implementing the Big Bang. Legislation to implement certain reforms has already been approved. These include a liberalization of foreign exchange restrictions and a repeal of the ban on holding companies.

A growing budget deficit and the threat of a budget crisis have resulted in a tightening of fiscal policy. In March 1997, Prime Minister Hashimoto announced the first detailed plan for fiscal reform. The plan calls for the lowering of the budget deficit to below 3% of GDP by Fiscal Year 2003/2004. In June 1997, specific proposals for spending cuts were approved by the cabinet and a Fiscal Reform Law, incorporating the proposals into binding targets, will be presented to the Diet late in 1997. Measures to control and reduce the budget deficit mitigate against the government utilizing a direct fiscal stimulus package to keep the economy growing through 1997. Instead, the emphasis will remain on monetary policy to keep the economy growing.

Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994, the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75% against the U.S. Dollar. Since its peak of April 19, 1995, the Yen has generally decreased in value against the U.S. Dollar. On April 30, 1997 the exchange rate reached a low of 127.03 Yen per U.S. Dollar, the lowest exchange rate in almost five years. On September 30, 1997, the exchange rate was 120.50 Yen per U.S. Dollar.

Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 98.49% of the share trading volume and for about 98.8% of the overall trading value of all shares traded on Japanese stock exchanges during the year ended December 31, 1996. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Nigato and Sapporo.

The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. In 1996, the TSE accounted for 74.8% of the market value and 79.2% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 67 non-Japanese companies at the end of 1996. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 1996, the three largest industry sectors, based on market value, listed on the TSE were banking, with 100 companies representing 20.0% of all domestic stocks listed on the TSE; electric appliances, with 129 companies representing 12.5% of all domestic stocks so listed; and transportation equipment with 60 companies representing 9.6% of all domestic stocks so listed. No other industry sector represented more than 5% of TSE listed domestic stocks.

The First and Second Sections of the TSE grew in terms of both average daily trading value end aggregate year-end market value from 1982, when they were 128,320 million yen and 98,090 billion yen, respectively, through the end of 1989, when they were 1,335,810 million yen and 611,152 billion yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million yen and 289,483 billion yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million yen, respectively, and 324,357 and 358,392 billion yen, respectively. In 1995, average daily trading value decreased to 335,598 million yen - and aggregate year-end market value increased to 365,716 billion yen. In 1996, average daily trading volume increased to 412,521 million yen and aggregate year-end market value decreased to 347,578 billion yen.

As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On September 30, 1997, the TOPIX closed at 138.32, down approximately 6% from the end of 1996. The price/earnings ratios of First Section companies are on average high in comparison with other major stock markets.

Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial Ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

Many provisions of the Foreign Exchange Controls are scheduled to be repealed or liberalized beginning in April 1998, pursuant to legislation approved in May 1997 as part of the plan to implement the Big Bang.

The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and depicting of securities.

The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from the operation of discretionary accounts, loss compensation or provision of artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. To ensure that securities are traded at their fair value, the SDA and the TSE have promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big Bang is implemented.

2.  INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which are in addition to those contained in the Funds' Prospectus and which may not be changed without shareholder approval. No Fund may:

             (1) Borrow money from banks or by entering into reverse repurchase agreements in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

             (2) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry, provided that the Funds may invest, to the extent permitted by the 1940 Act, all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

             (3) With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer, or (b) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer; however, each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

             (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

             (5) Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

             (6) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

             (7) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies, currency-related contracts and contracts on indices will not be deemed to be physical commodities.

             (8) Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act ) and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

             (9) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. No Fund may:

             (a) Borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of the Fund's total assets or purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding.

             (b) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

             (c) Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except to the extent permitted by the 1940 Act.

             (d) Purchase securities on margin, or make short sales of securities (except for short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

             (e) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the Fund's total assets would be so invested.

             (f) Invest in or hold securities of any issuer if officers and directors of the Trust or the Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

             (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities") or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

             (h) Invest in oil, gas or other mineral  exploration or development
             programs,  or  leases,   provided  that  the  Fund  may  invest  in
             securities issued by companies engaged in such activities.

             (1) Invest in warrants if (1) more than 5% of the value of the Fund's net assets will be invested in warrants (valued at the lower of cost or market) or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the

               American Stock Exchange. For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

3.  PERFORMANCE DATA

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. A Fund's net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

In performance advertising the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDC/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). In addition, a Fund may compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. A Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds purchased at a discount by adding a portion of the discount to daily income. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of each Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each of the Funds may advertise total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

                                        n
                                  P(1+T) = ERV

Where:

                         P = a hypothetical initial payment of $1,000; T = average annual total return;
                         n = number of years;  and
                         ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

Period total return is calculated according to the following formula:

                                 PT = (ERV/P-1)

Where:

                                PT = period total return. The other definitions are the same as in average annual total return above.

For the period January 28, 1997 through March 31, 1997, the total return of the Quadra Limited Maturity Treasury Fund since inception was 0.63%.

4.  MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 53)

     President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Financial Corp. (a registered transfer agent), Forum Administrative Service, LLC (a manager of investment companies) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 52)

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 53)

     President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 52)

     Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary (age
40)

     Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary (age 34)

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Robert B. Campbell, Treasurer (age 36)

       Director of Fund Accounting, Forum Financial Corp., with which he has been associated since April 1997. Prior thereto, Mr. Campbell was the Vice President of Domestic Operations for State Street Fund Services in Toronto, Ontario, and prior to that, Mr. Campbell served as Assistant Vice President/Fund Manager of Mutual Fund, State Street Bank & Trust in Boston, Massachusetts. Mr. Campbell is also treasurer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Assistant Secretary (age 44)

       Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. His address is Two Portland Square, Portland, Maine 04101.

Don L. Evans, Assistant Secretary (age 48)

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since August 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto the law firm of Weiner & Strother. Mr. Evans is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

Cheryl O. Tumlin, Assistant Secretary (age 31)

     Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was associated with the law firm of Robinson Silverman Pearce Aronsohn & Berman. Her address is Two Portland Square, Portland, Maine.

M. Paige Turney, Assistant Secretary (age 28).

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Ms. Turney was employed from 1992 as a Senior Fund Accountant with First Data Corporation in Boston, Massachusetts. Prior thereto she was a student at Montana State University. Her address is Two Portland Square, Portland, Maine 04101.

John Y. Keffer is an interested person of the Trust as that term is defined in the 1940 Act.

TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. As of March 31, 1997, in addition to $1,000 for each Board meeting attended, each Trustee receives $100 per active portfolio of a Trust. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meeting of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                                                       ACCRUED             ANNUAL
                                   AGGREGATE           PENSION        BENEFITS UPON         TOTAL
TRUSTEE                          COMPENSATION          BENEFITS        RETIREMENT         COMPENSATION
Mr. Keffer                          $4,000               None               None             $4,000
Mr. Azariadis                       $4,000               None               None             $4,000
Mr. Cheng                           $4,000               None               None             $4,000
Mr. Parish                          $4,000               None               None             $4,000

ADVISERS

QUADRA Capital Partners, L.P. ("Quadra"), 270 Congress Street, Boston, Massachusetts 02210, serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). The general partner of Quadra is Quadra Capital Partners, Inc., ("General Partner") a Delaware Corporation. The business address of the General Partner is 270 Congress Street, Boston, Massachusetts 02210. As a new entity, Quadra has no previous experience managing an investment company. The managing partners of Quadra have significant experience, however, in the formation and management of trust and investment management entities including registered investment companies, registered investment advisers, and a commingled fund of funds.

Ms. Eileen Delasandro is founder and Chief Executive Officer of Quadra. She has over twenty years of experience in the institutional investment management industry. Prior to founding Quadra, she was Partner and Chief Operating Officer at Nicholas-Applegate Capital Management, L.P. Ms. Delasandro has completed the National Association of Securities Dealers' Series 2, 3, 7, 63 and 65 examinations. Mr. Donald Levi is founder and Chief Operating Officer of Quadra. He has over thirty years of experience in the banking and trust industries. Prior founding Quadra, he was founder and Chief Executive Officer of Western Trust Services. Mr. Howard Stevenson is founder and Chairman of Quadra. He is also the Sarafin-Rock Professor at Harvard Business School, were he has taught for over twenty-five years, and is co-chairman of the Baupost Group, a private registered investment adviser, which he co-founded. Mr. Philip Hamilton is Director of Strategic Planning at Quadra. Prior to joining Quadra, he was Senior Researcher in Finance at Harvard Business School. He serves as compliance officer for the firm.

To assist it in carrying out its responsibility, the Adviser has retained the Subadvisers to render advisory services and make daily investment decisions for each Fund pursuant to an investment subadvisory agreements with Quadra (the "Subadvisory Agreements"). Quadra has retained the following Subadvisers:

CARL DOMINO ASSOCIATES, L.P., ("CDA") founded in 1987 by Mr. Carl Domino, CFA, who is presently Managing Partner and Senior Portfolio Manager of CDA.

MCDONALD INVESTMENT MANAGEMENT, INC. ("McDonald"), organized in 1990 by Mr. John McDonald, CFA, who is Chief Investment Officer of McDonald.

SMITH ASSET MANAGEMENT GROUP,  L.P. ("Smith Group"),  founded in 1995 by Stephen
S. Smith, CFA, who is the Chief Investment Officer of Smith Group.

ANHALT/O'CONNELL INC., organized in 1975 by Mr. Paul Anhalt and Mr. Michael O'Connell.

LM CAPITAL MANAGEMENT, INC. organized in 1988 by Mr. Luis Maizel and Mr. John Chalker.

The amount of the fees paid by Quadra to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of the Subadviser in managing the Fund and the nature and magnitude of the expenses incurred by the Subadviser in managing the Fund's assets and by the Adviser in overseeing and administering management of the Fund. However, the contractual fee payable to each Fund by Quadra for investment advisory services that is set forth in the Prospectus will not vary as a result of those negotiations.

The Advisers furnish at their own expense all services, facilities and personnel necessary to perform their duties under the Advisory or Subadvisory Agreements. The Advisory and Subadvisory Agreements provide, with respect to each Fund, for an initial term of two years from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or, with respect to each Fund, by vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory and Subadvisory Agreements are terminable without penalty by the Trust and by the Adviser, respectively, with respect to a Fund on 30 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser and the Subadviser, respectively, on not less than 90 days' written notice, and will automatically terminate in the event of its assignment. The Agreements also provide that, with respect to each Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of its obligations and duties under the Agreements. In addition, under the Advisory Agreement, if the Adviser ceases to act as a Fund's investment advisor, or in the event the Adviser so requests in writing, the Trust will change a Fund's name so as not to include the word "Quadra." The Advisory and Subadvisory Agreements provide that the Advisers may render services to others.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from a Fund with respect to the client's assets invested in that Fund.

MANAGER

Forum Administrative Services, LLC ("FAdS") acts as administrator to the Trust pursuant to an Administration Agreement with the Trust. As administrator, FAdS provides management and administrative services necessary to the operation of the Trust (which include, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities. The Administration Agreement will remain in effect for a period of twelve months with respect to the Fund and thereafter is automatically renewed each year for an additional term of one year.

The Administration Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party on not more than 60 days' written notice. The Administration Agreement also provides that FAdS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement.

At the request of the Board, FAdS provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of FAdS, the Adviser, the subadviser or their affiliates.

DISTRIBUTOR

Forum Financial Services, Inc. ("Forum"), an affiliate of FAdS, is the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement will continue in effect for twelve months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board or by vote of the shareholders entitled to vote thereon, and in either case, by a majority of the Trustees who (1) are not parties to the Distribution Agreement, (2) are not interested persons of any such party or of the Trust and
(3) with respect to any class for which the Trust has adopted a distribution plan, have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement, at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for shares obtained by Forum are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. Forum receives no compensation or reimbursement of expenses for the distribution services provided the Funds pursuant to the Distribution Agreement and is under no obligation to sell any specific amount of Fund shares.

The Distribution Agreement provides that Forum shall not be liable for any error of judgment or mistake of law or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Forum on 60 days' written notice. The Distribution Agreement will automatically terminate in the event of its assignment.

Forum may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Fund are sold without sales charges or distribution fees. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

TRANSFER AGENT

Forum Financial Corp. ("FFC") acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides, with respect to each Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the Transfer Agency Agreement is specifically approved at least annually by the Board or, with respect to each Fund, by a vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of FFC as agent for the Trust are: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

FFC or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. FFC or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from FFC with respect to assets of those customers or clients invested in the Funds. FFC, Forum or sub-transfer agents or processing agents retained by FFC may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of FFC or Forum.

For its services under the Transfer Agency Agreement, Forum receives, with respect to each Fund: a fee of $24,000 per year, such amounts to be computed and paid monthly in arrears by the Fund; and Annual Shareholder Account Fees of $25.00 for a retail and $125.00 for an institutional shareholder account, such fees to be computed as of the last business day of the prior month.

Pursuant to a Fund Accounting Agreement, Forum Accounting Services, LLC, prepares and maintains books and records of each Fund on behalf of the Trust as required under the 1940 Act, calculates the net asset value per share of each Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust with respect to each Fund a fee of $36,000 per year plus surcharges of $6,000 to $24,000 for specified asset levels. FFC is paid additional surcharges of $12,000 per year for each of the following: a portfolio with more than a specified number of securities positions and/or international positions; investments in derivative instruments; percentages of assets invested in asset backed securities; and, a monthly portfolio turnover rate of 10% or greater.

FFC or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund.

EXPENSES

Under the Advisory Agreement, the Trust has confirmed its obligation to pay all its expenses subject to the obligation of the Adviser to reimburse the Trust for its excess expenses as described in the Prospectus. The Trust believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million.

The Trust's expenses include: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; compensation of the Trust's Trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, Forum or their respective affiliates and costs of other personnel performing services for the Trust; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; expenses associated with state securities laws; the fees payable under the Advisory Agreement, and the Administration and Distribution Agreement.

5.  DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust determines the net asset value per share of the each Fund as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt in proper form of any purchase or redemption order.

6.  PORTFOLIO TRANSACTIONS

Purchases and sales of debt securities for the Fixed Income Funds usually are principal transactions. Portfolio securities for these Funds are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

The Equity Funds will, and the Fixed Income Funds may, effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Subadviser to the Fund in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Subadviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Subadvisor may also take into account payments made by brokers effecting transactions for a Fund (1) to the Fund or
(2) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, each Subadviser may give consideration to research and investment analysis services furnished by brokers or dealers to the Subadviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Subadviser's own internal research and investment strategy capabilities. The Subadviser may use the research and analysis in connection with services to clients other than the Fund, and the Subadviser's fee is not reduced by reason of the Subadviser's receipt of the research services.

Investment decisions for the Funds will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Fund and other investment companies or accounts managed by one of the Advisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies and accounts managed by one of the Advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

In the future the Funds, consistent with the policy of obtaining best net results, may conduct brokerage transactions through the Advisers' affiliates, affiliates of those persons or Forum. If a Fund anticipates conducting brokerage transactions through these persons, the Board will adopt procedures in conformity with applicable rules under the 1940 Act to ensure that all brokerage commissions paid to these persons are reasonable and fair.

7.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which a Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Funds to exchange their shares for shares of any other Fund or shares of Daily Assets Cash Fund, a money market fund of Forum Funds (each, a "Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

By use of the exchange privilege, the shareholder authorizes FFC to act upon any instruction believed by FFC to be genuine of any person representing himself to either be, or to have the authority to act on behalf of, the shareholder.

The records of FFC of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund in the name of the shareholder.

Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction. Shares of any Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund. The terms of the exchange privilege are subject to change, and the privilege may be terminated by the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

The Funds offer an individual retirement plan (the "IRA") for individuals who wish to use shares of the Funds as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Funds' custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to use a Fund's IRA should contact FFC for further details and information.

8.  TAXATION

Each Fund intends, for each taxable year, to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company under the Code does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by a Fund and assume that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

The Equity Funds expect to derive a substantial amount of their gross income (exclusive of capital gain) from dividends. Accordingly, that portion of the Equity Funds' dividends so derived will qualify for the dividends-received deduction for corporations to the extent attributable to certain qualifying dividends received by the Fund from domestic corporations. The Fixed Income Funds expect to derive substantially all of their gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that only a small portion, if any, of the Fixed Income Funds' dividends or distributions will qualify for the dividends-received deduction for corporations. Capital gain distributions are not eligible for the dividends received deduction for corporations.

Pursuant to the Taxypayer Relief Act of 1997, two different tax rates apply to net capital gains -- that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Except as noted below, distributions of net capital gains will be treated in the hands of shareholders a mid-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Gains derived from assets sold after May 7, 1997 and held for more than 18 months will be treated as mid-term gains. Gains derived from assets sold after May 6, 1997 and before July 29, 1997 and held for more than one year will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in a Fund.

Under the Code, gains or losses from the disposition of (1) foreign  currencies,
(2) debt securities denominated in a foreign currency, (3) certain options on foreign currencies or (4) certain forward contracts denominated in a foreign currency, that are attributed to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than affecting the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such losses may result in all or a portion of prior dividend distributions for such year being recharacterized as non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares. To the extent that such distributions exceed a shareholder's basis, each distribution will be treated as a gain from the sale of shares. Under certain conditions, a Fund may elect to except from Section 988 any foreign currency gain or loss realized by a Fund on any regulated forward contract, option or futures contract which would be "marked to market" under Section 1256 of the Code if held on the last day of taxable year, as described immediately below.

Certain listed options, regulated futures contracts and foreign exchange contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" from the application of section 1256.

With respect to equity or over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the respective Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle;
(2) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

Pursuant to the Taxpayer Relief Act of 1997, if a Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund, generally, will be deemed to have sold the appreciated security and, thus, will recognize gain for tax purposes.

A Fund's investment in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund may be forced to sell other portfolio securities.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." Under recently enacted legislation, a Fund could elect for taxable years beginning after 1997 to "mark-to-market" stock in a PFIC. Under such an election, a Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by a Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If a Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund.

Each Quadra International Equity Fund shareholder should include in the shareholder's report of gross income in his Federal income tax return both cash dividends received by the shareholder from the Fund and also the amount which the Fund advises the shareholder is the shareholder's pro rata portion, if any, of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. Each shareholder then would be entitled, subject to certain limitations, to take a foreign tax credit against the shareholder's Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

9.  OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement, BankBoston, 100 Federal Street, Boston, MA 02106, acts as the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on Fund investments.

COUNSEL

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, 1200 G. Street, N.W., Washington, DC 20005.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, act as independent accountants for the Quadra Funds.

THE TRUST AND ITS SHARES

The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust, Forum Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series.

Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

SHAREHOLDINGS

As of October 1, 1997, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Funds. Also as of that date, the shareholders listed below owned more than 5% of a Fund. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

QUADRA LIMITED MATURITY TREASURY FUND
SHAREHOLDER                                   INTEREST

Lansdowne Parking                             96.8%
c/o Meredith Management
29 Crafts Street, # 300
Newton, MA  02158

QUADRA VALUE EQUITY FUND

SHAREHOLDER                                   INTEREST    SHAREHOLDER                                  INTEREST

Charlesgate West Management, Inc.             33.9%       A.S. Gibbs TTEE                              9.6%
2 Charlesgate West                                        FBO The Alfred S. Gibbs Family Trust
Boston, MA  02215                                         U/A/D 03/01/91
                                                          1980 Pine Tree Way N.W.
                                                          Stuart, FL  34994-8834


Bank of Boston R/O IRA Custodian              17.2%       Bank of Boston IRA R/O Custodian             5.68%
FBO Eileen Delasandro Levi                                FBO Sara R. Cornell
8 Paige Street                                            416 Commonwealth Avenue
Hingham, MA  02043                                        Boston, MA  02215

Lester I. Tenney as TTEE                      10.2%
FBO Legter I. Tenney and Betty S. Tenney
Living Trust U/A/D  09/13/83
4513 E. Walatown
Phoenix, AZ  85044


QUADRA INTERNATIONAL EQUITY FUND

SHAREHOLDER                                    INTEREST   SHAREHOLDER                                  INTEREST

Bank of Boston IRA R/O Custody Account         33.6%      Eileen Delasandro Levi                       5.7%
FBO Howard H. Stevenson                                   FBO Eileen Delasandro Levi Keogh Plan
P.O. Box 277                                              DTD 12/31/95
Southborough, MA  01772                                   8 Paige Street
                                                          Hingham, MA  02043

Bank of Boston Sep IRA Custody Account         29.2%      Donald A. Levi TTEE                          5.7%
FBO William Gould                                         FBO Donald A. Levi Keogh Plan
116 Old Wharf Road                                        8 Paige Street
North Chatham, MA  02650                                  Hingham, MA  02043

Bank of Boston IRA Custodian                   10.8%      Lester I. Tenney As TTEE                     5.7%
FBO Nancy Hsiung                                          FBO Lester I. Tenney and Betty S. Tenney
5 Ingraham Rd.                                            Living Trust U/A/D/ 09/13/83
Wellesley, MA 02181                                       4513 E. Walatown
                                                          Phoenix, AZ

QUADRA OPPORTUNISTIC BOND FUND

SHAREHOLDER                                    INTEREST   SHAREHOLDER                                  INTEREST

Bank of Boston IRA R/O Custody Account         39.7%      Bank of Boston IRA Custodian                 15.8%
FBO Howard H. Stevenson                                   FBO Nancy Hsiung
P.O. Box 277                                              5 Ingraham Rd.
Southborough, MA  01772                                   Wellesley, MA 02181

Bank of Boston Sep IRA Custody Account         34.4%      Carol C. Kolakowski                          5.0%
FBO William Gould                                         314 First Avenue
116 Old Wharf Road                                        New Hyde Park, NY  11040
North Chatham, MA  02650

10.  FINANCIAL STATEMENTS

The unaudited financial statements for the period ended September 30, 1997 for Quadra Limited Maturity Treasury Fund, Quadra Value Equity Fund, Quadra International Equity Fund and Quadra Opportunistic Bond Fund, including the Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements and Financial Highlights are set forth in Appendix B to this SAI and are included in the Semi-Annual Report to Shareholders which is delivered along with this SAI.

The audited Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements and Financial Highlights of Quadra Limited Maturity Treasury Fund for the fiscal year ended March 31, 1997 and the Report of Independent Accountants thereon are included in the Annual Report to Shareholders, which is delivered along with this SAI and is incorporated herein by reference.

                                THE QUADRA FUNDS

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

1.   CORPORATE BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated CC typically are debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated D are in payment default or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

2.   PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note:   Moody's  applies  numerical   modifiers  1,  2  and  3  in  each  rating
classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

3.   SHORT-TERM DEBT (COMMERCIAL PAPER)

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2, both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          --- Leading market positions in well-established industries. --- High rates of return on funds employed. --- Conservative capitalization structure with moderate reliance on debt and ample asset protection. --- Broad margins in earnings coverage of fixed financial charges and high internal cash generation. --- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D. Issues assigned this rating are in actual or imminent payment default.

APPENDIX B

UNAUDITED FINANCIAL STATEMENTS
FOR THE PERIOD ENDING SEPTEMBER 30, 1997

INSERT

Financial Statements from file on disk


THE QUADRA FUNDS
STATEMENTS OF ASSETS & LIABILITIES
SEPTEMBER 30, 1997 (unaudited)                              QUADRA
                                                            LIMITED      QUADRA       QUADRA        QUADRA
                                                           MATURITY      VALUE     INTERNATIONAL  OPPORTUNISTIC
                                                           TREASURY     EQUITY         EQUITY        BOND
                                                             FUND         FUND          FUND         FUND
                                                           ----------   -----------  -----------   ----------

ASSETS:
  Investments (Note 2):
     Investments at cost                                   $ 534,682    $ 518,086    $ 357,785     $ 293,043
     Net unrealized appreciation (depreciation)                  890       55,861       24,253         4,179
                                                           ---------    -----------  -----------   -----------
          Total investments at value                         535,572      573,947      382,038       297,222

  Interest, dividends and other receivables                    2,641        1,519          342         4,418
  Receivable for Fund shares sold                                211        1,791        1,311         1,414
  Receivable from Adviser (Note 3)                            56,598       42,963       48,803        41,023
  Organization costs, net of amortization (Note 2)            25,919       27,017       27,017        27,017
                                                            --------    -----------  -----------   -----------

Total Assets                                                 620,941      647,237      459,511       371,094
                                                            --------    -----------  -----------   -----------

LIABILITIES:
  Payable to Custodian                                          -           2,500        -              -
  Payable to other related parties (Note 3)                   30,000       30,000       30,000        30,000
  Accrued expenses and other liabilites                       53,944       42,100       47,929        38,952
                                                            --------    -----------  -----------   -----------

Total Liabilities                                             83,944       74,600       77,929        68,952
                                                            --------    ----------   -----------   -----------

NET ASSETS                                                 $ 536,997    $ 572,637    $ 381,582     $ 302,142
                                                            ========    ==========   ===========   ===========


COMPONENTS OF NET ASSETS:
  Paid in capital                                          $ 530,668    $ 482,193    $ 345,227     $ 297,925
  Undistributed net investment income (loss)                   5,364        4,993        2,235            77
  Unrealized appreciation (depreciation) on investments          890       55,861       24,253         4,102
  Accumulated net realized gain (loss)                            75       29,590        9,867            38
                                                            --------   -----------   -----------   -----------

NET ASSETS                                                 $ 536,997    $ 572,637    $ 381,582     $ 302,142
                                                            ========   ===========   ===========   ===========

SHARES OF BENEFICIAL INTEREST                                 53,629       45,516       34,247        29,751
                                                            ========   ===========   ===========   ===========

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE
      PER SHARE)                                             $ 10.01      $ 12.58      $ 11.14       $ 10.16
                                                            ========   ===========   ===========   ===========


See Notes to Financial Statements.


THE QUADRA FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (unaudited)

                                                               QUADRA
                                                               LIMITED            QUADRA            QUADRA            QUADRA
                                                              MATURITY            VALUE          INTERNATIONAL     OPPORTUNISTIC
                                                              TREASURY            EQUITY            EQUITY             BOND
                                                                FUND               FUND              FUND               FUND
                                                          ------------------ ----------------- ----------------   -----------------

INVESTMENT INCOME:
    Interest income                                                $ 14,474           $ 3,111            $ 3,114           $ 8,139
    Dividend income                                                       -             4,002              1,230                 -
                                                          ------------------ ----------------- -----------------   ----------------
Total Investment Income                                              14,474             7,113              4,344             8,139
                                                          ------------------ -----------------------------------   ----------------

EXPENSES:
    Investment advisory (Note 3)                                      1,170             2,123              2,110               912
    Management (Note 3)                                              20,000            19,889             19,889            19,889
    Transfer agency (Note 3)                                         12,042            12,110             12,050            12,000
    Custody                                                             304               411                 82               143
    Accounting (Note 3)                                              19,000            18,900             24,867            17,900
    Audit                                                             7,250             7,750              9,000             8,250
    Legal                                                               218               215                327               118
    Trustees                                                            320               317                313               311
    Amortization of Organization Costs (Note 2)                       3,000             2,983              2,983             2,983
    Miscellaneous                                                     3,176             2,801              2,966             2,293
                                                          ------------------ ----------------- -----------------   ----------------
Total Expenses                                                       66,480            67,499             74,587            64,799
    Expenses reimbursed and fees waived (Note 4)                    (65,310)          (65,379)           (72,478)          (63,886)
                                                          ------------------ ----------------- ------------------   ---------------
Net Expenses                                                          1,170             2,120              2,109               913
                                                          ------------------ ----------------- ------------------   ---------------

NET INVESTMENT INCOME (LOSS)                                         13,304             4,993              2,235             7,226
                                                          ------------------ ----------------- -----------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
    Net realized gain (loss) on investments sold                         60            29,590             14,013                 -
    Net realized gain (loss) on foreign currency transactions             -                 -             (4,146)               38
                                                          ------------------ ----------------- ------------------   ---------------
            Net realized gain (loss) on investments and foreign
              currency transactions                                      60            29,590              9,867                38
                                                          ------------------ ----------------- ------------------  ----------------
    Net change in unrealized appreciation (depreciation)
        on investments                                                1,790            55,861             24,253             4,179
    Net change in unrealized appreciation (depreciation)
         on foreign currency transactions                                 -                 -                  -               (77)
                                                          ------------------ ----------------- ------------------   ---------------
            Net change in unrealized appreciation (depreciation)
                on investments and foreign currency transactions      1,790            55,861             24,253             4,102
                                                          ------------------ ----------------- ------------------   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                                       1,850            85,451             34,120             4,140
                                                          ------------------ ----------------- ------------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                      $ 15,154          $ 90,444           $ 36,355          $ 11,366
                                                          ================== ================= ==================   ===============

See Notes to Financial Statements.

THE QUADRA FUNDS
STATEMENTS OF CHANGES IN NET ASSETS




                                                                                   QUADRA LIMITED MATURITY
                                                                                        TREASURY FUND
                                                                         ---------------------------------------------
                                                                            Period Ended
                                                                          September 30, 1997         Period Ended
                                                                             (unaudited)          March 31, 1997 (a)

NET ASSETS - BEGINNING OF PERIOD                                                    $ 846,698                    $ 10
                                                                         ---------------------   ---------------------

OPERATIONS:
     Net investment income (loss)                                                      13,304                   2,695
     Net realized gain (loss) on investments sold                                          60                      15
     Net change in unrealized appreciation (depreciation) on
          investments                                                                   1,790                    (900)
                                                                         ---------------------   ---------------------
         Net increase (decrease) in net assets resulting from operations               15,154                   1,810
                                                                         ---------------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                            (13,304)                 (2,695)
                                                                         ---------------------   ---------------------

CAPITAL SHARE TRANSACTIONS:
     Sale of shares                                                                    17,450                 844,918
     Reinvestment of distributions                                                     12,865                   2,695
     Redemption of shares                                                            (341,866)                    (40)
                                                                         ---------------------   ---------------------
         Net increase (decrease) from capital transactions                           (311,551)                847,573
                                                                         ---------------------   ---------------------

         Net increase (decrease)                                                     (309,701)                846,688
                                                                         ---------------------   ---------------------

NET ASSETS - END OF PERIOD (Including line b)                                       $ 536,997               $ 846,698
                                                                         =====================   =====================


CAPITAL SHARE TRANSACTIONS:                                                     Shares                  Shares
                                                                         ---------------------   ---------------------
     Sale of shares                                                                     1,743                  84,588
     Reinvestment of distributions                                                      1,286                     270
     Redemption of shares                                                             (34,255)                     (4)
                                                                         ---------------------   ---------------------
     Net increase (decrease) in shares                                                (31,226)                 84,854
                                                                         =====================   =====================
                                                                                      $ 5,364                 $ 5,364
                                                                         =====================   =====================

----------------------------------------------------

(a) For the period from January 27, 1997, commencement of operations, to March 31, 1997.
(b)   Accumulated undistributed net investment income




See Notes to Financial Statements.

THE QUADRA FUNDS
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      QUADRA                QUADRA
                                                               QUADRA VALUE         INTERNATIONAL       OPPORTUNISTIC
                                                              EQUITY FUND           EQUITY FUND           BOND FUND
                                                           -------------------  --------------------  -------------------
                                                              Period Ended         Period Ended          Period Ended
                                                          September 30, 1997(a) September 30, 1997(a) September 30, 1997(a)
                                                              (unaudited)           (unaudited)          (unaudited)

NET ASSETS - BEGINNING OF PERIOD                                         $ 10                  $ 10                 $ 10
                                                           -------------------  --------------------  -------------------

OPERATIONS:
    Net investment income (loss)                                        4,993                 2,235                7,226
    Net realized gain (loss) on investments sold                       29,590                 9,867                   38
    Net change in unrealized appreciation (depreciation) on
         investments and foreign currency transactions                 55,861                24,253                4,102
                                                           -------------------  --------------------  -------------------
       Net increase (decrease) in net assets resulting
            from operations                                            90,444                36,355               11,366
                                                           -------------------  --------------------  -------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                   -                     -               (7,149)
                                                           -------------------  --------------------  -------------------

CAPITAL SHARE TRANSACTIONS:
    Sale of shares                                                    482,303               348,777              292,203
    Reinvestment of distributions                                           -                     -                5,752
    Redemption of shares                                                 (120)               (3,560)                 (40)
                                                           -------------------  --------------------  -------------------
       Net increase (decrease) from capital transactions              482,183               345,217              297,915
                                                           -------------------  --------------------  -------------------

       Net increase (decrease)                                        572,627               381,572              302,132
                                                           -------------------  --------------------  -------------------

NET ASSETS - END OF PERIOD (Including line b)                       $ 572,637             $ 381,582            $ 302,142
                                                           ===================  ====================  ===================

CAPITAL SHARE TRANSACTIONS:                                      Shares                Shares               Shares
                                                           -------------------  --------------------  -------------------
    Sale of shares                                                     45,528                34,567               29,185
    Reinvestment of distributions                                           -                     -                  570
    Redemption of shares                                                  (12)                 (320)                  (4)
                                                           -------------------  --------------------  -------------------
    Net increase (decrease) in shares                                  45,516                34,247               29,751
                                                           ===================  ====================  ===================
                                                                      $ 4,993               $ 2,235                    -
                                                           ===================  ====================  ===================

--------------------------------------

(a) For the period from April 2, 1997, commencement of operations, to September 30, 1997.
(b) Accumulated undistributed net investment income





See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE QUADRA FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected per share data and ratios for a share
outstanding throughout the period.                                    Quadra
                                                                      Limited                          Quadra
                                                                     Maturity                           Value
                                                                     Treasury                          Equity
                                                                       Fund                             Fund
                                                          --------------------------------          --------------
                                                           Period Ended       Year Ended            Period Ended
                                                          September 30,        March 31,            September 30,
                                                           1997 (a) (b)        1997 (a)             1997 (a) (b)
                                                          ---------------     ------------          --------------
Net Asset Value, Beginning of Period                                $9.98           $10.00                  $10.00
Investment Operations
     Net Investment Income (Loss)                                    0.29             0.08                    0.11
     Net Realized and Unrealized Gain (Loss) on Investments            -             (0.02)                   2.47
                                                          ---------------     ------------          --------------
Total from Investment Operations                                     0.29             0.06                    2.58
Distributions from Net Investment Income                            (0.26)           (0.08)                   -
                                                          ---------------     ------------          --------------
Net Asset Value, End of Period                                     $10.01            $9.98                  $12.58
                                                          ===============     ============          ==============

Total Return                                                         2.90%            0.63%                  25.80%

Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)                       $537             $847                    $573
Ratios to Average Net Assets:
     Expenses including reimbursement/waiver                         0.45%(c)        0.45%(c)               1.00%(c)
     Expenses excluding reimbursement/waiver                        25.56%(c)       70.40%(c)              31.79%(c)
     Net investment income (loss) including reimbursement/waiver     5.12%(c)        4.74%(c)               2.35%(c)
Average commission rate (d)                                        N/A              N/A                   $ 0.0596
Portfolio Turnover Rate                                             37.95%             0 %                  49.79%

----------------------------


(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.
(b) Unaudited.
(c) Annualized.
(d) Amount represents the average commission per share paid ot brokers on the purchase and sale of equity securities.

--------------------------------------------------------------------------------

THE QUADRA FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout the period.


                                                                        Quadra                      Quadra
                                                                     International              Opportunistic
                                                                        Equity                       Bond
                                                                         Fund                        Fund
                                                                    -------------------------------------------
                                                                     Period Ended                Period Ended
                                                                     September 30,              September 30,
                                                                     1997 (a) (b)                1997 (a) (b)
                                                                    ----------------            ---------------
Net Asset Value, Beginning of Period                                     $10.00                     $10.00
Investment Operations
     Net Investment Income (Loss)                                          0.07                       0.28
     Net Realized and Unrealized Gain (Loss) on Investments                1.07                       0.16
                                                                    ----------------            ---------------
Total from Investment Operations                                           1.14                       0.44
Distributions from Net Investment Income                                     -                       (0.28)
                                                                    ----------------            ---------------
Net Asset Value, End of Period                                           $11.14                     $10.16
                                                                    ================            ===============

Total Return                                                              11.40%                       4.39%

Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)                             $382                       $302
Ratios to Average Net Assets:
     Expenses including reimbursement/waiver                               1.25%(c)                    0.70%(c)
     Expenses excluding reimbursement/waiver                              44.18%(c)                   49.73%(c)
     Net investment income (loss) including reimbursement/waiver           1.32%(c)                    5.55%(c)
Average commission rate (d)                                              $ 0.0036                     N/A
Portfolio Turnover Rate                                                   26.57%                       0 %

----------------------------


(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.
(b) Unaudited.
(c) Annualized.
(d) Amount represents the average commission per share paid ot brokers on the purchase and sale of equity securities.

THE QUADRA FUNDS
QUADRA LIMITED MATURITY TREASURY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Face Amount                             Security Description                                    Value
------------------                ---------------------------------                       -----------------

U. S. Treasury Bills (a) (30.8%)
         $ 65,000                 5.45%, 3/5/98                                                   $ 63,587
          105,000                 5.38%, 5/28/98                                                   101,452
                                                                                          -----------------
Total U. S. Treasury Bills (cost $164,959)                                                         165,039
                                                                                          -----------------

U. S. Treasury Notes (64.3%)
           90,000                 5.25%, 7/31/98                                                    89,775
           99,000                 5.88%, 1/31/99                                                    99,185
          155,000                 5.88%, 8/31/99                                                   155,146
                                                                                          -----------------
Total U. S. Treasury Notes (cost $343,296)                                                         344,106
                                                                                          -----------------

     Shares
------------------
Short-Term Holdings (4.9%)
           26,427                 U.S. Government Repurchase Agreement 2,
                                  Collateralized by U.S. Treasury Obligations
                                  (cost $26,427)                                                    26,427
                                                                                          -----------------

Total Investments (100.0%) (cost $534,682)                                                       $ 535,572
                                                                                          =================



----------------------------------

(a)  Annualized yield at time of purchase.






See Notes to Financial Statements.

 THE QUADRA FUNDS
 QUADRA VALUE EQUITY FUND
 SCHEDULE OF INVESTMENTS
 SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

 Shares                                 Security Description                                   Value
------------------                ---------------------------------                       ----------------
 Common Stock (98.6%)

 Apparel & Accessory Stores (4.7%)
              600                 Intimate Brands, Inc.                                          $ 13,988
              500                 Polo Ralph Lauren Corp. (a)                                      13,094
                                                                                          ----------------
                                                                                                   27,082
                                                                                          ----------------

 Automotive (3.8%)
              350                 Chrysler Corp.                                                   12,884
              200                 Ford Motor Co.                                                    9,050
                                                                                          ----------------
                                                                                                   21,934
                                                                                          ----------------

 Business Services (4.1%)
              300                 Deluxe Corp.                                                     10,069
              500                 DIDAX, Inc. (a)                                                   2,375
              400                 Galileo International, Inc. (a)                                  11,175
                                                                                          ----------------
                                                                                                   23,619
                                                                                          ----------------

 Chemical & Allied Products (5.7%)
              200                 International Flavors & Fragrances, Inc.                          9,800
              100                 Minnesota Mining & Manufacturing Co.                              9,250
              300                 Witco Corp.                                                      13,688
                                                                                          ----------------
                                                                                                   32,738
                                                                                          ----------------

 Communications (6.5%)
              400                 AT&T Corp.                                                       17,725
              600                 Frontier Corp.                                                   13,800
              500                 RADCOM Ltd. (a)                                                   5,875
                                                                                          ----------------
                                                                                                   37,400
                                                                                          ----------------

 Consumer Cyclical (2.7%)
              100                 Avon Products, Inc.                                               6,200
              200                 Tenneco, Inc.                                                     9,575
                                                                                          ----------------
                                                                                                   15,775
                                                                                          ----------------

 Depository Institutions (3.9%)
              150                 NationsBank Corp.                                                 9,281
              300                 Summit Bancorp                                                   13,331
                                                                                          ----------------
                                                                                                   22,612
                                                                                          ----------------

 Drugs & Pharmaceuticals (6.1%)
              100                 Bristol-Myers Squibb Co.                                          8,275
              200                 Pfizer, Inc.                                                     12,013
              400                 Pharmacia & Upjohn, Inc.                                         14,600
                                                                                          ----------------
                                                                                                   34,888
                                                                                          ----------------

See Notes to Financial Statements.

 THE QUADRA FUNDS
 QUADRA VALUE EQUITY FUND
 SCHEDULE OF INVESTMENTS (continued)
 SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

 Shares                                 Security Description                                   Value
------------------                ---------------------------------                       ----------------

 Electric, Gas & Sanitary Services (13.0%)
              400                 Atmos Energy Corp.                                              $ 9,950
              400                 MCN Energy Group, Inc.                                           12,800
              500                 Midcoast Energy Resources, Inc.                                  10,281
              200                 Sonat, Inc.                                                      10,175
              200                 The Williams Cos., Inc.                                           9,363
              300                 USX-Marathon Group, Inc.                                         11,156
              300                 YPF Sociedad Anonima ADR                                         11,063
                                                                                          ----------------
                                                                                                   74,788
                                                                                          ----------------

 Forestry (2.1%)
              200                 Weyerhaeuser Co.                                                 11,875
                                                                                          ----------------

 General Merchandise Stores (1.9%)
              200                 May Department Stores Co.                                        10,900
                                                                                          ----------------

 Health Care (2.5%)
              200                 American Home Products Corp.                                     14,600
                                                                                          ----------------

 Industrial & Commercial Machinery & Computer Equipment (2.3%)
              600                 Pall Corp.                                                       12,938
                                                                                          ----------------

 Measuring, Analyzing & Controlling Instruments; Photographic, Medical &
 Optical Goods (2.3%)
              200                 Eastman Kodak Co.                                                12,988
                                                                                          ----------------

 Media (2.0%)
              500                 TV Azteca, SA de CV (a)                                          11,250
                                                                                          ----------------

 Personal Services (2.0%)
              300                 H & R Block, Inc.                                                11,588
                                                                                          ----------------

 Printing & Publishing (2.1%)
              400                 The Readers Digest Association, Inc.                             12,000
                                                                                          ----------------

 Real Estate Investment Trusts (13.6%)
              600                 CCA Prison Realty Trust                                          22,650
              600                 Ocwen Asset Investment Corp.                                     13,800
              900                 Patriot American Hospitality, Inc.                               28,688
              500                 SL Green Realty Corp. (a)                                        12,938
                                                                                          ----------------
                                                                                                   78,076
                                                                                          ----------------


See Notes to Financial Statements.

 THE QUADRA FUNDS
 QUADRA VALUE EQUITY FUND
 SCHEDULE OF INVESTMENTS (concluded)
 SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

 Shares                                 Security Description                                   Value
------------------                ---------------------------------                       ----------------

 Tobacco Products (1.4%)
              200                 Philip Morris Cos., Inc.                                        $ 8,313
                                                                                          ----------------

 Transportation (13.6%)
              700                 Avis Rent A Car, Inc. (a)                                        16,711
              500                 Federal Signal Corp.                                             12,688
              500                 Knightsbridge Tankers Ltd.                                       14,156
              550                 Union Pacific Corp.                                              34,440
                                                                                          ----------------
                                                                                                   77,995
                                                                                          ----------------

 Wholesale Trade-Nondurable Goods (2.3%)
              700                 Unisource Worldwide, Inc.                                        13,300
                                                                                          ----------------

 Total Common Stock (cost $510,798)                                                               566,659
                                                                                          ----------------

 Short-Term Holdings (1.4%)
            7,288                 U.S. Government Repurchase Agreement 2,
                                  Collateralized by U.S. Treasury Obligations
                                  (cost $7,288)                                                     7,288
                                                                                          ----------------

 Total Investments (100.0%) (cost $518,086)                                                     $ 573,947
                                                                                          ================


----------------------------------

 ADR - American Depositary Receipts
(a) Non-income producing security.



See Notes to Financial Statements.

 THE QUADRA FUNDS
 QUADRA INTERNATIONAL EQUITY FUND
 SCHEDULE OF INVESTMENTS
 SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

 Shares                                 Security Description                                Value U.S. $
------------------                ---------------------------------                       ----------------

 Belgium (7.9%)
 Common Stock
               70                 Electrabel SA                                                  $ 14,675
               40                 PetroFina SA (a)                                                 15,668
                                                                                          ----------------
                                                                                                   30,343
                                                                                          ----------------

 Canada (4.5%)
 Common Stock
            2,225                 Gold Reserve Corp. (a)                                           17,218
                                                                                          ----------------

 Chile (5.4%)
 Common Stock
              100                 Chilquinta SA ADR (b)                                             1,630
              200                 Embotelladora Andina SA                                           5,150
              100                 Enersis SA                                                        3,706
              200                 Laboratorio Chile ADR                                             5,375
              200                 Santa Isabel SA ADR                                               4,662
                                                                                          ----------------
                                                                                                   20,523
                                                                                          ----------------

 Finland (8.8%)
 Common Stock
              600                 Kymmene OY                                                       16,684
              180                 Nokia OY                                                         17,059
                                                                                          ----------------
                                                                                                   33,743
                                                                                          ----------------

 Germany (23.3%)
 Common Stock
              130                 Adidas AG                                                        16,922
              200                 Fresenius Medical Care AG (a)                                    13,656
               70                 SAP AG                                                           17,993
               60                 Schmalbach Lubeca AG                                             13,062
 Preferred Stock
              480                 CompuGROUP Holding AG                                            12,039
               20                 Wella Aktiengesellschaft                                         15,253
                                                                                          ----------------
                                                                                                   88,925
                                                                                          ----------------

 Israel (3.6%)
 Common Stock
              400                 Koor Industries Ltd.                                              8,250
              100                 Teva Pharmaceutical Industries Ltd. ADR                           5,575
                                                                                          ----------------
                                                                                                   13,825
                                                                                          ----------------


See Notes to Financial Statements.

 THE QUADRA FUNDS
 QUADRA INTERNATIONAL EQUITY FUND
 SCHEDULE OF INVESTMENTS (concluded)
 SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

 Shares                                 Security Description                                Value U.S. $
------------------                ---------------------------------                       ----------------

 Italy (12.4%)
 Common Stock
              600                 Industrie Natuzzi Spa ADR                                      $ 14,213
              250                 Luxottica Group Spa ADR                                          14,234
            1,000                 SAES Getters Spa                                                 18,894
                                                                                          ----------------
                                                                                                   47,341
                                                                                          ----------------

 Japan (22.2%)
 Common Stock
              300                 Fuji Photo Film ADR                                              12,415
              300                 Honda Motor Co., Ltd. ADR                                        20,925
              200                 Nintendo Co., Ltd.                                               18,719
              300                 Nipon Telegraph & Telephone ADR                                  13,800
              200                 Sony Corp. ADR                                                   18,788
                                                                                          ----------------
                                                                                                   84,647
                                                                                          ----------------

 Netherlands (1.4%)
 Common Stock
               70                 Kas Associatie NV                                                 5,480
                                                                                          ----------------

 United States (3.9%)
 Common Stock
            1,000                 Argentina Fund, Inc.                                             14,875
                                                                                          ----------------

 Total Stocks (93.4%) (cost $332,667)                                                             356,920
                                                                                          ----------------

 Short-Term Holdings (6.6%)
           25,118                 U.S. Government Repurchase Agreement 2,
                                  Collateralized by U.S. Treasury Obligations
                                  (cost $25,118)                                                   25,118
                                                                                          ----------------

 Total Investments (100.0%) (cost $357,785)                                                     $ 382,038
                                                                                          ================


----------------------------------

 ADR - American Depositary Receipts
(a)  Non-income producing security.
(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.



See Notes to Financial Statements.

THE QUADRA FUNDS
QUADRA OPPORTUNISTIC BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Face Amount U.S. $                 Security Description                                 Value U.S. $
------------------------     ----------------------------------                       -----------------

Foreign Bonds (18.8%)
    Australia (5.3%)
                 20,000      Queensland Treasury - Global Notes,
                                  8.00%, 8/14/01                                              $ 15,705
                                                                                      -----------------
    Mexico (13.5%)
                 20,000      Banco Nacional de Commercio Exterior,
                                  7.25%, 2/2/04                                                 19,100
                 20,000      Grupo Posadas, 10.38%, 2/13/02 (a)                                 21,050
                                                                                      -----------------
                                                                                                40,150
                                                                                      -----------------
Total Foreign Bonds (cost $54,776)                                                              55,855
                                                                                      -----------------

Government Agency Notes (27.1%)
    Federal Home Loan Mortgage Corp. (10.2%)
                 30,000       6.63%, 11/5/01                                                    30,328
                                                                                      -----------------

    Federal National Mortgage Association (16.9%)
                 50,000       6.79%, 2/4/02                                                     50,322
                                                                                      -----------------
Total Government Agency Notes (cost $78,823)                                                    80,650
                                                                                      -----------------

U. S. Treasury Notes (49.0%)
                 45,000      5.00%, 1/31/99                                                     44,578
                 60,000      6.25%, 4/30/02                                                     61,464
                 40,000      5.88%, 2/15/04                                                     39,600
                                                                                      -----------------
 Total U. S. Treasury Notes (cost $144,369)                                                    145,642
                                                                                      -----------------

Short-Term Holdings (5.1%)
                 15,075      U.S. Government Repurchase Agreement 2,
                             Collateralized by U.S. Treasury Obligations
                             (cost $15,075)                                                     15,075
                                                                                      -----------------

Total Investments (100.0%) (cost $293,043)                                                   $ 297,222
                                                                                      =================


-----------------------------

(a) - Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE QUADRA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

Forum Funds(R) (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has fourteen active investment portfolios (each a "Fund" and collectively the "Funds"). The Trust
Instrument of the Trust authorizes each Fund to issue an unlimited number of shares of beneficial interest without par value. Included in this report are the four funds listed below, all diversified portfolios of the Trust. Commencement of operations for each Fund was as follows:

         Quadra Limited Maturity Treasury Fund                  January 28, 1997
         Quadra Value Equity Fund                                  April 2, 1997
         Quadra International Equity Fund                          April 2, 1997
         Quadra Opportunistic Bond Fund                            April 2, 1997

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Funds:

SECURITY VALUATION - Securities held by the Funds for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. Securities with a maturity of 60 days or less are valued at amortized cost.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS - A fund may enter into repurchase agrements, transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally 1 to 7 days later. The resale price of a repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the collateral underlying a repurchase agreement, which has a market value, determined daily, at least equal to the repurchase price, and which consists of the types of securities in which the Fund may invest directly.

INTEREST AND DIVIDEND INCOME - Interest income is determined on the basis of interest accrued and discount earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE QUADRA FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared daily and paid monthly by Limited Maturity Treasury Fund and Opportunistic Bond Fund. Distributions from net investment income, if any, are declared and paid at least annually by Value Equity Fund and International Equity Fund. Capital gain distributions, if any, are declared and paid at least annually by all Funds. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS - The costs incurred by the Funds in connection with their organization have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of each Fund's operations. Certain of these costs were paid by Forum Financial Services, Inc.(R) and will be reimbursed by the Funds.

FEDERAL TAXES - Each Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax.
Therefore, no federal income tax provision is required.

EXPENSE  ALLOCATION  -  The  Trust  accounts   separately  for  the  assets  and
liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

REALIZED GAIN AND LOSS - Security transactions are accounted for on a trade date basis. Realized gain and loss on investments sold are determined on the basis of identified cost.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser to the Funds is Quadra Capital Partners, L.P. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives the following annual advisory fees from the Funds:

                                            As a percent of  the average
Funds                                        Daily Net Assets Of The Fund
-----                                        ----------------------------
Quadra Limited Maturity Treasury Fund                0.45%
Quadra Value Equity Fund                             1.00%
Quadra International Equity Fund                     1.25%
Quadra Opportunistic Bond Fund                       0.70%

The Adviser has, however, agreed to waive a portion of its advisory fees until May 1, 1997, in order to cap each Fund's annual operating expenses at the amounts listed in the above table.

Quadra has entered into investment sub-advisory agreements with the following:

Anhalt/O'Connell, Inc., which manages Quadra Limited Maturity Treasury Fund Carl Domino Associates, L.P., which manages Quadra Value Equity Fund McDonald Investment Management, Inc., which manages Quadra International Equity Fund LM Capital Management, Inc., which manages Quadra Opportunistic Bond Fund

Fees related to sub-advisory services are borne directly by the Adviser and do not increase the fees paid by shareholders to the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE QUADRA FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------

The administrator of the Fund is Forum Administrative Services, Limited Liability Company (the "Administrator"). Pursuant to an Administration Agreement, the Administrator receives a fee from the Fund at an annual rate of 0.10% of the first $50 million of the Fund's average daily net assets and 0.05% of the average daily net assets over $50 million, subject to an annual minimum of $40,000. The Administrator, in its sole discretion, may waive all or any portion of its fees.

The distributor of the Fund is Forum Financial Services, Inc.(R) ("Forum"). Pursuant to a Distribution Agreement, Forum receives no compensation for its services. Forum may delegate to other persons responsibility for certain services under this Agreement.

Forum Financial Corp.(R) ("FFC"), an affiliate of Forum, serves as the Fund's transfer agent and dividend disbursing agent. For its services in these capacities, FFC receives $24,000 per year, plus certain shareholder account fees. Forum Accounting Services, Limited Liability Company, an affiliate of Forum and FFC, is the Funds' fund accountant and for its services receives an annual fee of $36,000 plus certain adjustments based on the type and volume of portfolio transactions.

NOTE 4.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales (including maturities) of securities (excluding short-term investments) for the period ended September 30, 1997 were as follows:

                                               COST OF             PROCEEDS FROM
                                              PURCHASES                SALES
                                              ---------                -----
Quadra Limited Maturity Treasury Fund       $    434,362            $   179,719
Quadra Value Equity Fund                         658,759                177,551
Quadra International Equity Fund                 411,037                 92,390
Quadra Opportunistic Bond Fund                   277,968                      -

For federal income tax purposes, the tax basis of investment securities owned, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value as of September 30, 1997, were as follows:

                                                                                                     NET UNREALIZED
                                                   TAX            UNREALIZED        UNREALIZED        APPRECIATION
                                               COST BASIS        APPRECIATION      DEPRECIATION      (DEPRECIATION)
                                               ----------        ------------      ------------       ------------
Quadra Limited Maturity Treasury Fund           $ 534,682           $ 1,022            $ 132              $ 890
Quadra Value Equity Fund                          518,086            63,932             8,071             55,861
Quadra International Equity Fund                  357,785            37,995            13,748             24,247
Quadra Opportunistic Bond Fund                    293,043             4,814               634              4,180


--------------------------------------------------------------------------------
THE QUADRA FUNDS
NOTES TO FINANCIAL STATEMENTS (concluded)
SEPTEMBER 30, 1997 (unaudited)
--------------------------------------------------------------------------------


NOTE 5.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser and the Administrator have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the the Funds so that total expenses of the Funds would not exceed a certain limitation. The Adviser and the Administrator, at their discretion, may revise or discontinue the voluntary waivers. For the period ended September 30, 1997, fees waived and expenses reimbursed were as follows:

                                              ADMINISTRATION          INVESTMENT           EXPENSES
                                                    FEE              ADVISORY FEE         REIMBURSED         TOTAL
                                                    ---              ------------         ----------         -----
Quadra Limited Maturity Treasury Fund            $ 20,000              $ 1,170             $ 44,140        $ 65,310
Quadra Value Equity Fund                           19,889                2,123               43,367          63,379
Quadra International Equity Fund                   19,889                2,110               50,479          72,478
Quadra Opportunistic Bond Fund                     19,889                  912               43,085          63,886


NOTE 6.  SHARES OF BENEFICIAL INTEREST

For the period ended September 30, 1997, an affiliate or affiliates to the Adviser owned 22.93% of the shares outstanding in the Quadra Value Equity Fund, 45.18% of the shares outstanding in the Quadra International Equity Fund, and 44.98% of the shares outstanding in the Quadra Opportunistic Bond Fund.